Listing Report:Supplement No. 111 dated Nov 30, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 245512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$25	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	JDC23	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to help buy an engagement ring. My girlfriend and I have been dating for a year now and we have a great relationship. We have been living together for the majority of time we have been together and I believe it is time to move our relationship to the next level and pop the big question. I need this loan so she will not know I am making the purchase. We have a joint account where the majority of our money goes. I also have a seperate account that the loan will go into so she does not suspect anything.

My financial situation:
I am a recent college graduate. I am currently working as a waiter making good tips.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $?759
??Insurance: $ Parents Pay
??Car expenses: $?200
??Utilities: $?100
??Phone, cable, internet: $?50
? Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 345916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 13.35%	Starting monthly payment:	$842.35

Auction yield range:	3.29% - 12.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	53%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,556	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	psterandpie	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	800-819 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2007) 660-679 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Lower interest rate
My wife and I are general managers for casual dining restaurants. We want to lower our credit card rates and consolidate our payments to one prosper loan.?

Combined net monthly?income $6435 (excluding bonus)

Mortgage $1920(piti)
Auto loan $520 ($11000 balance)
Gas/electric $250
Insurance $133
Gas/food/misc $500
Cable,phone,etc $300
CC 1 $5000/ $100 month 13%, was 7%
BofA loan $32000/ $604 month 14%, was 7%

Total $4327
Balance per month $2108

Our bank raised our rates on all our loans (like most folks) and we want to get them lower again and consolidated into one three year loan. We have $12000 to put toward the loans and this prosper loan will let us accomplish that goal. We can clearly pay the higher monthly amount ($140)?to save on the interest.

Thank you for your interst in our listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1996	Debt/Income ratio:	43%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	16y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,386	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	dadobank	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards whose interest have recently been raised by the credit companies.
My financial situation:
I am a good candidate for this loan because I intend on actually lowering my monthly payments by paying off high interest credit cards and consolidating them into just one loan. I have a great credit history and I been employed with the same company for over 16 years.

Current financial situation:

Income: $3,000

Expenses: $2,395

Mortgage: $1,300
Auto Insurance: $95
Utilities: $200
Credit Cards: $600
Other Expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$114.49

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,293	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Gsmcellz	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Prosper
Purpose of loan:
This loan will be used to? Invest on Prosper , and at the same time help people in Need :)

My financial situation:
I am a good candidate for this loan because? It will be an automated payment deducted from my checking account.

No Late payment , No delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$248.89

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1990	Debt/Income ratio:	20%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$162,216	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mclapperton	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	840-859 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Pulling out of Prosper
I've been lending on Prosper for sometime now.? Since moving to MA, I am no longer allowed to lend.

That being said, I want to pull out my capital from Prosper and do a little consolidation.

Long story short, I've never been late on any payment and I've successfully paid off one Prosper loan already.

All of the proceeds that I receive from my current Prosper loans that I've funded will go towards paying this debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$124.78

Auction yield range:	6.29% - 16.00%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	12%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,739	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-value	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for childs education
Purpose of loan:
This loan will be used to help my son pay for education expenses, so that he may take classes next semester.
My financial situation:

I am a good candidate for this loan because I am able to work full-time and have been for a long time.? I have no house payments or car?payments either.? I am able to pay?my payments/bills on time.??If you have any questions feel free to ask.? I had to relist the loan again due to an?error with Prosper?receiving the correct bill information by e-mail.? Everything is correct now and looking forward to using?Prosper.? If you would please bid for me?it would be appreciated.?? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$679	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	platinum-igloo7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Responsible student/ small loan
Purpose of loan:
I have just moved to California and I am attending school. I had money saved up, but it does not look like I will make it to January. In January I start drawing the G.I. Bill basic allowance for housing which is twenty one hundred a month. I just need a small loan until then to pay off my credit card and purchase some equipment for my diving school.
My financial situation:
I can have this loan paid back within the year. I am a very financially responsible person, there is just no jobs out there. I just recently exited the military in hopes of getting a college degree. I am struggling right now. I have fifteen hundred in the bank and I have two months of rent to pay until which is a total of one thousand dollars. Plus I have my phone bill and vehicle insurance, and gas expenses. I would be very grateful if I could get this loan. A lot of stress would be lifted off my shoulders. Thank you.

Monthly net income: $

Monthly expenses: $
??Housing: $ 512
??Insurance: $ 62
??Car expenses: $ 70
??Utilities: $ -
??Phone, cable, internet: $ 65
??Food, entertainment: $ 10
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2000	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,731	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kela815	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basement Apartment
Purpose of loan:
This loan will be used to convert my basement into a livable space.

My financial situation:
I am a good candidate for this loan because I am employed and earn a great salary as a teacher.I just graduate from college a few months ago and got a new job as a teacher. My father bought me a new house as a graduation gift and the basement needs to be renovated. I am planning to use basement rent to pay off the Prosper loan. As an adult, I learned to take a big responsibility and I am proud to say that I have grown and changed a lot. I am also proud of myself paying bills on time for 2 year and improving my credits. Thank you for reading my post.
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Monthly net income: $
$3,300

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 40
??Food, entertainment: $ 150
??Clothing, household expenses $50
??Credit cards and other loans: $ 200
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$435.58

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1995	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,205	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	lively-payment	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my off credit cards
Purpose of loan:
This loan will be used to?pay off high credit card balances.

My financial situation:
I am a good candidate for this loan because?I am a responsible person.

Monthly net income: $4,260.00

Monthly expenses: $4,186.00
??Housing: $2,036.00
??Insurance: $200.00
??Car expenses: $800.00
??Utilities: $150.00
??Phone, cable, internet: $100.00
??Food, entertainment: $500.00
??Clothing, household expenses $
??Credit cards and other loans: $400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,888.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.11

Auction yield range:	6.29% - 34.00%	Estimated loss impact:	5.63%
Lender servicing fee:	1.00%	Estimated return:	28.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$38,882	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	frugal12	Borrower's state:	Arizona	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	760-779 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	740-759 (Oct-2009) 760-779 (Jul-2009) 760-779 (Oct-2008) 780-799 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Prosper Lender
This loan will?replace 2 loans
Have enough in bank to take care of this and am saving for emergencies.

Have?$9,XXX.xx still?invested in Prosper already as easy collateral.
Average?Prosper income lately:??around $700.00? ...
My portfolio states that if everyone paid, I would get 31% :)
Goal accomplished:? Became the bank to 178 people.
Good note:? 1st payoff was an "F" credit score
As J. Paul Getty once said,"I would rather have 1% of 100 peoples efforts than just 100% of my own"

FYI:? Structure of debt:
$24,465?? =?? 2.99%?? 498/mon
? $2,076?? =?? 1.90%?? 36/mon??????????
? $3,897?? =?? 9.76%?? 318/mon
? $3,687?? =?? 17.9%?? 87/mon
??PAID OFF the rest recently ...???
Your funds are appreciated and will be returned with?interest!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1990	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$699	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-loan-miser	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new floor
Purpose of loan:
This loan will be used to for a new floor in my kitchen, a turn around for the drive way and a few side projects.

My financial situation:
I am a good candidate for this loan because i will pay back the loan on time.

Monthly net income: $ 2132

Monthly expenses: $ 1317
??Housing: $ 550
??Insurance: $107
??Car expenses: $?50
??Utilities: $ 200
??Phone, cable, internet: $ 110
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payment-shaker4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Photo Technique Store
Purpose of loan:
This loan will be used to? buy cd roms for resale on ebay
My financial situation:
I am a good candidate for this loan because? I have no outstanding debts, I have $15,000.00 in savings, $20,000.00 in cd and $34,000.00 in checking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$289.51

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1983	Debt/Income ratio:	34%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	2y 3m
Amount delinquent:	$289	Revolving credit balance:	$20,687	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	utopia6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to be debt free
Purpose of loan:
This loan will be used to? pay off credit cards that were used to fund part of my education and to help me begin to save for a future card business I would like to start.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time and usually more than the minimum payments.? I have paid these cards off previously but I decided to go back to school and decided to use them to pay for the summer semesters so I wouldn't have to take out more loans.? My credit history in the past wasn't the greatest which is why I have spent the last 5 or 6 years trying to redeem myself by paying on time and trying to raise my credit score.? I was never really taught the importance of your financial background and history until the last few years so I am working feverishly to build that up for myself.? This will not make me completely debt free due to student loans but it will give me the opportunity to save for my future and future endeavors.

Monthly net income: $ 2100

Monthly expenses: $1587 or $1987 with insurance
??Housing: $?200 (I live with family)
??Insurance: $ 400 every 6 months
??Car expenses: $ 387
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $?100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1995	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,210	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bold-compassion-wrangler	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off my credit card debt witch is about $4000.00 and the rest of the money will be invested into leads for life insurance, the leads come from e-financial and are exclusive to me only. leads are $20.00 each and I plan to purchase 100 leads per month, the closing ratio is over 20% and the average commission to me is $700.00 to $900.00 per?policy.??

My financial situation:
I am a good candidate for this loan because? As of august my three credit scores where between 725 and 730 I just found out that my experian score has droped down and this could be do to?one of my credit cards is close to its limit I have cash to pay it down but would rather?keep the money in my savings.? ?

Monthly net income: $ $6500.00??? ( I also have a wife who brings home $ 4000.00 a month she is a R.N. nurse)

Monthly expenses: $
??Housing: $ 1860.00
??Insurance: $ 112.00
??Car expenses: $ 150.00
??Utilities: $ 65.00
??Phone, cable, internet: $ 100.00?
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 80.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1993	Debt/Income ratio:	7%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,856	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	peyton13	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-619 (Jan-2008) 620-639 (Dec-2007)
Principal balance:	$1,223.63	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Home Improvement Loan
Purpose of loan:
I just bought my first home and I want to make a few improvements to it without borrowing on a credit card.

My financial situation:
I just bought my first home so my credit situation is MUCH better than it was when I borrowed on here the first time.? I only have about 3K in credit card debt and my Chrysler 300 is paid off so no car payment currently.? I have made ALL of my payments on time with my first loan on Prosper and promise to do the same if I can procure another one.

Monthly net income: $3,000+

Monthly expenses: $
??Housing: $1200
??Insurance: paid for?by?my employer?
??Car expenses: paid for?by my employer?
??Utilities: $200
??Phone, cable, internet: $170
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: 350
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	18%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,536	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	117%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lesfull	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 80% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 20% )	600-619 (Dec-2007) 560-579 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Starting side work to fix home
Purpose of loan:
This loan will be used to get my real estate license so that I may earn extra money to fix up my home. The credit crisis has caused real estate to plummet but in one area things are booming: foreclosures. I have an opportunity to work with a family member helping people to avoid foreclosure and save their homes. In order to do this, I need a license, insurance and a few other necessary items to make me both marketable and legal.

Here is a break down:
Licensing classes: $449 through Kaplan
Test: $92
Notary public?bonding (not totally necessary but will help me earn more money and make me marketable): $132
Insurance: $208
Additional fees for memberships such as the NAR, licensing process, etc: $607
Office equipment, supplies, Microsoft Office, etc: Around $500

My financial situation:
My credit history is actually quite good despite what prosper has listed. I was disabled briefly in 2007 and had trouble paying my bills but since then have not made a late payment on anything. I also recently purchased a house which you can see is not reflected in the credit information, but considering the state of the economy is a good sign that I am stable and able to pay bills. No one would let me have?a house?if I was a high credit risk.

With the added income from what we already make, I will be able to fix up the house that I just bought. I love my house but it needs help. The owners previous to us allowed their cats to pee everywhere and it is almost unlivable with the smell. We have to replace all the carpet and countertops; we need to repaint because they smoked, etc. We have more than enough to repay the loan but you can be assured if I am working on the side from my current job than I will be certain to repay the loan in full. I also am a very honest person with integrity. I may not always have been able to pay all of my bills at one time, but it means something to me to have a financial obligation. If I get this loan, it will be paid back.

Monthly net income: $ 3400

Monthly expenses: $???3102
Housing: $ 806??
Insurance: $ 76??
Car expenses: $ 312??
Utilities: $ 150??
Phone, cable, internet: $ 120??
Food, entertainment: $ 500??
Credit cards and other loans: $ 69???
Gas: $ 150???
Cell: $ 250- used for business purposes??
Taxes: $250??
Savings: $200??
Credit cards and other loans: $ 69???
Gas: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$136.93

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1998	Debt/Income ratio:	64%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,627	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bad high-interest loans
Purpose of loan:
This loan will be used to pay off payday advances.??My 2 year old son needed medical items for his autism and I had no other way to pay for them except payday loans.? I found this website and I am hoping that I can recieve the money to pay off the payday loans and the extremely high interest rates that keep adding up.? I have been trying to get out of credit card debt and have been very successful until this situation arised.? I will be so glad to be done with these loans and back on financial track so I can provide for my family.

My financial situation:
I am a good candidate for this loan because I work extremely hard and have a stable job that I have been with for?6 years.? I am just doing my best to provide for my family and trying to get my finances on track.?I have?never been deliquent on my payments and have been paying over what I owe on my debt to pay?it off faster,??

Net Monthly Income:?$1600

Monthly expenses:? My portion of the expenses
$Housing: $0???
Insurance:?$150???
Car expenses: $0???
Utilities: $147
Phone, cable, internet: $90?
Food, entertainment: $50??
Clothing, household expenses $25??
Credit cards and other loans: $900?(right now most goes to paying off payday loans)??
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,140	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jetblackmgx	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital For Profitable Biz
Hi,?I'm the proprietor of MGX Copy. We've been in business for a few years now, and the growth has been excellent. Let me explain. The first year in business, we had revenues of roughly $20,000, and last year we had revenues of roughly $150,000. Our business idea is simple-we accept printing orders through our website, print them in our facility, and then ship the orders out. This strategy allows us to compete based on volume and prices, and we have a strong client list including companies such as Jansport, Eagle Creek, Avery, Microsoft, UPS, Sprint, and Sony. We market our company through the internet, which combined with our competencies in printing quality and cost controls, has allowed us to grow quickly. The reason we need working capital right now is because we are ready to grow the business even more, and we have decided it would be prudent to have some money set aside in case of unforeseen incidences. I am currently a student at UCLA, and I will be graduating with a degree in economics in roughly 3 weeks. During the past few years, we have not been able to expand the company because of my time constraints imposed by school. As soon as I graduate, I will be able to dedicate all my time to working at MGX. If you are interested in helping to provide capital for MGX, please contact me. We are a fast growing company that is already profitable. I would love to chat about my company and answer any questions you may have. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	visionary-kindness521	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Microenterprise Start-Up
Purpose of loan:
The loan will provide start-up capital for a transportation microenterprise in Monrovia, Liberia. As foreign investment and tourism begin to trickle in following the war,? there is significant (and increasing) demand for transportation services. The program will be administered via a partnership? with the Ministry of Health and Social Welfare and Artists United Against Disease in Liberia. I will serve as an adviser as long as they need me. The loan will be used to purchase a used sports utility vehicle from an auction site, such as Ebay, here in the United States and ship ro/ro to Monrovia, Liberia. Loan funds will also be used for customs and licensing fees, marketing and administration.? The conservative start-up cost of this microenterprise (including purchase of the used vehicle, transport and customs/licensing) is $9500.00 or $263.99/month. Gross receipts are $2400.00/month and gross profit is approx $1500.00/month, a hefty sum in Liberia.
The vehicle will be owned by a partnership of drivers. A portion of the profits will be reinvested in order to purchase another vehicle.

My financial situation:
I am a good candidate for this loan because I have experience in business start-up, capitalization and strategic growth. I successfully launched and operated a fair trade coffee roasting business. I value integrity and feel a personal obligation to repay all debts. I've never defaulted on a loan and I have a network of support in the event of incapacitation. My current work involves consulting for several different for-profit and non-profit organizations. I'm applying for this loan because I want to share with the drivers in Liberia the process of securing a loan, managing cash flow, reinvesting, etc and I think Prosper's person-to-person lending model is fantastic! I'm not a person who is motivated by money by I understand its power as a tool to do great things for enterprising individuals and all those they touch. I'm willing to take calculated risks on behalf of people who are sharp and ambitious but don't have access to credit. This is the motivation behind my loan request.

Monthly net income: $ 4500.00

Monthly expenses: $ 2440.00
??Housing: $ 750.00
??Insurance: $ 100.00
??Car expenses: $ 230.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$205.07

Auction yield range:	11.29% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,393	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	consummate-funds5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto painter starting new business
Purpose of loan:
This loan is to be used to help boost a newly starting small business to get on its feet.

My financial situation:
I am an automotive body repair & paint technician. I concentrate most of my work on custom, show, & restoration cars/trucks. Im a high school graduate & have a 2 year trade school degree in Automotive Collision Repair. Ive supervised & co-owned a custom paint shop for over 2 years & have experience painting anything from, autos, motorcycles, to commercial aircrafts.

I finally have the know how, experience, & resources to start my own shop. The last year Ive been working in a small shop I have, using the few tools & space I have, but in return producing excellent work. Slowly I've been upgrading to the tools I lack to get work done faster & more efficient. I intend to pay off what i owe on the tools I have & use the rest to get the last few important tools I lack (but somehow currently manage to work without).

If I do get this loan I,ve requested for the amount of $6,000, & have it paid off in a few years (or as soon as possible), I can then take out another amount to build a much larger shop & finally get the shop fully licensed. Please help me fulfill my dream of having a full blown custom paint shop that will someday be recognized in most all custom car/truck magazines.

To rest assured this isnt someone trying to get over their head & trying to persue an unrealistic goal. Ive already built an award winning motorcycle and an award winning truck that has been completely customized by me from the frame up. With just the right equipment I can do some of the best work on the gulfcoast. My credit score is excellent, I've only been late on one payment in my life, & I intend to keep it that way.

Thank you for your time,
Brandon
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$588.49

Auction yield range:	17.29% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1993	Debt/Income ratio:	23%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,890	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	matthewlit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Photography Startup
Purpose of loan:
This loan will be used to?Purchase additional equipment, lease studio, and provide brief operating capital.

My financial situation:I have the ability to provide for our family through full time job, while my wife starts this business and all sales can be used to further grow business to a healthy state to begin compensating my wife as an employee
I am a good candidate for this loan because?My wife and I are extremely talented with the photography and in our region, the market for this type work with the acting and modeling industry is booming. And who would not want to get married in Florida! The wedding industry is also so booming we have to turn work down.

Monthly net income: $ 7400.00

Monthly expenses: $ 4000
??Housing: $2000.00
??Insurance: $93.00
??Car expenses: $750
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $1000
??Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$245.68

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,057	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	calm-ore	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing on my house
Purpose of loan:
I bought a house in 2007 with my then girlfriend. When we broke up, I bought her out. Now I'm selling the house - but I don't have the liquidity to cover the closing costs all in one day.

My financial situation:
I am a good candidate for this loan because I make a good living. My stated income is just my net (my gross is $280K this year). Due to my profession, the vast majority of my expenses are written off.

I have an excellent credit score, and I have been handling a $4K monthly mortgage payment just fine for the last two years. However, I don't have the liquidity to cover the extra closing costs all at once. I'd rather not wait out the housing market, and I'm not looking to become a landlord. My personal life changed, and with that, so did my portfolio. I've analyzed all of my options with this house - and the most financially sound option is to sell as soon as possible, thereby minimizing the loss.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1983	Debt/Income ratio:	26%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	36y 11m
Amount delinquent:	$270	Revolving credit balance:	$21,224	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	dedication-fort	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Software for business
Purpose of loan:
This loan will be used to? buy business software that's used to create database and membership management websites

My financial situation:
I am a good candidate for this loan because? My income is steady and I have a long work history with my employer, over 20 years.

Monthly net income: $ 4700

Monthly expenses: $ 3000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	20	Length of status:	20y 0m
Amount delinquent:	$883	Revolving credit balance:	$22,016	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	charming-durability0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
upgrades
Purpose of loan:
This loan will be used to?advertise for new customers and upgrade some equipment?

My financial situation:
I am a good candidate for this loan because?paying my bills has always been my number one priority and the holiday season is always the busiest and best time for me to make money and find new clients?

Monthly net income: $
1500.00 to 2000.00
Monthly expenses: $
??Housing: $ 200.00
??Insurance: $ 121.00
??Car expenses: $497.00
??Utilities: $0.00
??Phone, cable, internet: $0.00
??Food, entertainment: $0.00
??Clothing, household expenses $0.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1983	Debt/Income ratio:	21%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,872	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bazaar-thunder	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Settling Cosigned Debt
Purpose of loan:
This loan will be used to pay off a collection agency for an auto-loan I cosigned for my ex-boyfriend 4 years ago.? He defaulted on the loan earlier this year.? The debt was at $13,000, but I settled the debt for $5,200.? I need another $2,000 to reach the $5,200 to avoid the risk of being taken to court and the settlement falling through.? This will allow me to have cushion for rent and expenses.

My financial situation:
I am a good candidate for this loan because I am currently in my final years as a nursing student, set to graduate in June 2010.? At this point in time, I have a steady part-time job at Costco Wholesale as a Pharmacy Assistant.? As a result of this unfortunate financial situation, I have increased my work hours.? After taxes, I will be making approximately $1,500/month.?

Monthy Financial Expenses:
Rent - $925.00Utilities - $110Phone, Cable, Internet - $120Credit Cards - $75Since I am still currently in school, my parents are gracious enough to pay for tuition, gas, food, and car insurance.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	8.29% - 21.00%	Estimated loss impact:	8.49%
Lender servicing fee:	1.00%	Estimated return:	12.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1984	Debt/Income ratio:	42%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$30,262	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	force982	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off?2 credit cards.?

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and have enough income to easily pay this payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1999	Debt/Income ratio:	26%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	escalator7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY PERSONAL DEBTS FOR ME AND MY FA
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,333.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$150.77

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1995	Debt/Income ratio:	21%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	best-excellent-listing	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting some tlc to work.
Purpose of loan:
This loan will be used to?do some much needed home improvement to our wonderful home. This would include updating the bathrooms, having an electrician install a few more modern light fixtures, and painting the entire home inside and out.I always shop for the very best deals and would be able to get the most for the money. I also try and do all of the work myself.

My financial situation:
I am a good candidate for this loan because?Because I am a stable individual with a good stable job and happy at where I am in life and where I live. I recently refinanced at a great 4.5% rate and I am certain that I will spend the rest of my life in this wonderful home with my lovely wife. It just needs some tender loving care to update it.??I would also love for some individual to get interest off this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$105.40

Auction yield range:	11.29% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1991	Debt/Income ratio:	4%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,141	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kind-valiant-p2ploan	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
EMERGENCY DENTAL
Purpose of loan:
This loan will be used to? PAY FOR EMERGENCY DENTAL WORK

My financial situation:
I am a good candidate for this loan because? I AM EMPLOYED FULL TIME AND HAVE BEEN FOR 14 YEARS AT THE SAME COMPANY

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	50%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,681	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	neighborly-interest4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repair on my car
Purpose of loan:
This loan will be used to?
car repair????????
My financial situation:
I am a good candidate for this loan because?
my credit is good????
Monthly net income: $2,336.56

Monthly expenses: $
??Housing: $ military BAH????
??Insurance: $ 238.
??Car expenses: $ 491
??Utilities: $ 0.00
??Phone, cable, internet: $ 19.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1989	Debt/Income ratio:	25%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	37y 2m
Amount delinquent:	$0	Revolving credit balance:	$83,709	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Gfritz362	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 680-699 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Quick Christmas Help
Purpose of loan:
This loan will be used to pay a temporary shortfall with Christmas coming. My end of December 09 check will cover it.
My financial situation:
I am a good candidate for this loan because I have never missed a prosper payment or any other payment.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$220.97

Auction yield range:	4.29% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	9%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,110	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jayster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used?to pay off a credit card that has a interest rate of 13%?

My financial situation:
I am a good candidate for this loan because I am a teacher who has been at my current job for 13 years.? My wife is also a teacher which means our financial status is very solid.? Also, I have a very good credit score and have never had a loan that I did not pay off in time.? I can promise you that this loan will be paid without any late payments.? Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	36%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	8y 10m
Amount delinquent:	$447	Revolving credit balance:	$14	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	newest-capital-harbor	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
comp. cosh out refinance
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?? We are in the posses of closing on the refinance of or primary residency We will be receiving $17.000 cash out at the time of closing

Monthly net income: $
$6250.00
Monthly expenses: $
??Housing: $ 1158.00
??Insurance: $ 123.00 ????
??Car expenses: $ 202
??Utilities: $ 130
??Phone, cable, internet: $ 49
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 45
??Other expenses: $ 150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,905	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	priceless-payment	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To buy equipment to expand
Purpose of loan:
This loan will be used to?
To buy equipment to offer more services in construction field.
My financial situation:
I am a good candidate for this loan because?
I have been going school for 4 years, for a business and in joy what I do to proved for my family. Plus I'm a woman would know how to succeed in this field of work.
Monthly net income: $
15,000
Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $?500.00
??Car expenses: $ 1200.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,562.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$116.51

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1992	Debt/Income ratio:	15%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,373	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Caina	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,283.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008)
Principal balance:	$3,815.73	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
pay off last credit card debt
Hello-

I have a little high interest credit card debt remaining; and would like to drop the cost of that debt; and close those cards before the end of the year.? (Without being sucked back in by a gas rebate this time).? Prosper worked so well as a way to partly refinance my car, that I thought I'd come back here to take care of the credit cards as well.? The estimated paymemt of this loan is less than I currently pay to these cards, so I expect a benefit in reduced monthly expenses as well.

Thanks very much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1996	Debt/Income ratio:	40%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	16y 11m
Amount delinquent:	$428	Revolving credit balance:	$3,830	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	5
Screen name:	maureen555	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 580-599 (Oct-2008) 600-619 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Creativity ~ Needs Cash ~ Bid on Me
Purpose of loan:
This loan will be used to? Increase sales around the holidays ~ Existing organic Lunch Business

My financial situation:
I am a good candidate for this loan because?PROSPER has me as a high risk ~ This does not fit who I am ~ I have established credit for the last 13 years in my own name after my divorce.? I have paid all my bills on time. Credit rate is low due to increase in my debt due to co signing for my adult son on a vehicle.? I was a single mom for 26 years.? I had a loan for 8500. in 1996 paid it on time and then moved to Hawaii when? my son graduated high school,? we have lived in Hawaii for ten years now.? we came here debt free and paid cash for everything.? we did not need to get involved in loans.? I established my credit lines here in 2006 and bought a new car, have paid every month on time and will have my honda paid for next year.? I have three major credit cards and do not want any more.? i have one store card and thats enough for me.? I live where you can go in nature for free and enjoy a beautiful beach and the great outdoors,so i dont spend much money on eating out and going out or to the mall. really.

Monthly net income: $ 3400 +?? ($2000 cash a month comes from my massage business that is 19 yrs in exsistance, at times i can make more if i want, always a customer around.? starting doing organic lunches as this small community i live in demanded a business like this.? I have been operating on a small cash flow and would like to grow as there is demand,? have been making my groc bill back,? which is about 800 a month plus another 1000. in profit.? this? is small kind buy and sell.? the demand is here and I need some cash flow to go to the wholesalers and get stock.

Monthly expenses: $ roughly 1800 2000
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$130.08

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$52	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	dcshobby	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 700-719 (Aug-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Help pay for college and snowmobile
Purpose of loan:
This loan will be used to help purchase things for me to go off to College. I am accepted and will be attending St. Olaf College in Northfield, MN this fall 2009. This is a very good school and I absolutely love it there. I will use the money to pay off my second semester tuition as well as pay off a 2003 Polaris snowmobile I just purchased.

I currently have a credit score of 765 from TransUnion as well as have a pretty decent credit history for only being 18 years old. I have always been wise with my money and I have over $20,000 saved up in my bank but I am just using this loan to experiment with Prosper as well as build my credit score even higher. As you can see, I already took out and paid off my first $2,000 prosper loan in less than a month after receiving the funds. Please feel free to ask me any questions that you want to. Thanks for considering my loan!

P.S. I also see that Prosper put me at level "C" for credit rating. They show me at 700-720 for a credit rating but because of my short credit history, I have a low rating. Also, you will see that I have 0 delinquencies and I rarely use my 4 credit cards and when I do, I pay them off right away. Although I am at a "C" rating, I promise you that I will perform at an "AA" level in paying off this loan. I am planning on paying off the loan a little early as well. Thanks!

Monthly net income: $3,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 40
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$66.08

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2004	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,752	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	purposeful-market	Borrower's state:	Nebraska	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I am going to use the money attained from this loan to pay down two of my credit cards which currently have a promotional period, 0% interest rate on them.? Both cards will be bumped up to 27% at the end of the year and I?d really like to have them paid off before then.My financial situation:
I'm a recent college graduate with minimal student loans and other debt.? Since graduating from college I have attained a great job in a very stable field at a university in Nebraska.? Being as I just got hired on roughly 5 months ago I am still making the minimum amount for my position of $24000.? Raises are given every six months and I am expecting to be making $30,000+ when I receive mine.??In addition,?I have never had any financial problems such as delinquencies and have always made wise financial decisions.?? I own my vehicle and share rent and other housing expenses with my soon to be fianc?!??

In short, Instead of paying that 27% interest to the Credit Card companies, I?d rather make you money by paying that interest to you. It?s a win win situation.Thanks for the consideration,?Safe Bet???

Monthly net income: $1750 ??? ???

Monthly expenses: $?1000
??Housing: $ 380
??Insurance: Employee paid
??Car expenses: $?Paid?cash??
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $?100
??Clothing, household expenses $?50
??Credit cards and other loans: $?180
??Other expenses: $ 180 Student loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1989	Debt/Income ratio:	56%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	55	Length of status:	0y 4m
Amount delinquent:	$1,908	Revolving credit balance:	$24,198	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	marketplace-chef	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008)
Principal balance:	$1,942.61	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Prosper Loan - 100% on time
Purpose of loan:
This loan will be used to? Catch up on my bills.? I was laid off from my job of 12 years in February 2009.? I started working again July 2009.? I love my new job!!!

My financial situation:
I am a good candidate for this loan because? I have a current Prosper loan that I have never missed a payment.? We have fallen a little behind on?our bills - we are still paying all of them just a little late. ?Please help us catch up on our bills that we fell a little behind on while I was unemployed.

I have a great job that I love!!? My base is not that high, but I will make double that this year in commission and bonus.

My base is 50K, but I am making 75K currently with my job.

Monthly net income: $ 4000

Monthly expenses: $ 3300
??Housing: $ 1700.00
??Insurance: $ 100.00
??Car expenses: $ 250.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 700.00
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.24%	Starting borrower rate/APR:	30.24% / 32.89%	Starting monthly payment:	$63.87

Auction yield range:	11.29% - 29.24%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	23%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,313	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gentle-bonus3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion on house
Purpose of loan:
This loan will be used to? put on a roof onto the back of my dwelling.? I have begun construction on the back of my house and I am adding 300sq ft.?

My financial situation:
I am a good candidate for this loan because?? I have been with my employer for over 9 yrs and have never been late on my mortgage.? I am looking to re-invest back into my house because there will be an addition to my family in February.? I have good earnnings that will allow me to pay the loan back prompty.

Monthly net income: $ 4815

Monthly expenses: $ 4287
??Housing: $ 1483
??Insurance: $ 356
??Car expenses: $ 598
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 550
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 550
??Other expenses: $ 300 (Fuel)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$214.19

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1998	Debt/Income ratio:	5%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,348	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	consummate-camaraderi	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New kitchen and bathroom
Purpose of loan:
This loan will be used to?
improve new kitchen and bathroom
My financial situation:
I am a good candidate for this loan because?? I have good credit history and a homeowner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$166.76

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	6%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	31y 3m
Amount delinquent:	$100	Revolving credit balance:	$165	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bonus-awakening	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in new flooring
Purpose of loan:
This loan will be used to? to lay new flooring in the kitchen.

My financial situation:
I am a good candidate for this loan because? i pay all my bills on time, and i have a great job history and great income. Due to the sudden deth of my son my funds are tied up on funeral expenses and i take take funds out of stock or 401k due to high penalty.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $?1050
??Insurance: $ 131
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1992	Debt/Income ratio:	31%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	5y 11m
Amount delinquent:	$601	Revolving credit balance:	$31,571	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-songbird	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards that I charged up when I started my on line boutique.

My financial situation:
I am a good candidate for this loan because I am able to make the monthly payments, but due to the current credit card interest rates rising, I no longer see "the light" at the end of the tunnel.

I can make a monthly payment of $700.00 a month (comfortably)...but, I would pay more a month when I am able to do so. ?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	708%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,370	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	baby085	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolodating bills
Purpose of loan:
This loan will be used to?consolodate all bills, mini vacation in spring, look for cheap car?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 753

Monthly expenses: $
??Housing: $ 00
??Insurance: $ 110Car expenses: $
??Utilities: $ 00
??Phone, cable, internet: $ 00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$63.31

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-2003	Debt/Income ratio:	30%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,307	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enriching-duty1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of high interest credit
Purpose of loan:
This loan will be used to pay off existing high interest credit from the horrible company DELL.

My financial situation:
I am a good candidate for this loan because have successfully completed a 3 year chapter 13.? I am a responsible-newly married-person who wants to better himself financially.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.04%	Starting borrower rate/APR:	22.04% / 24.30%	Starting monthly payment:	$114.63

Auction yield range:	8.29% - 21.04%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1996	Debt/Income ratio:	16%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,558	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	meteoric-truth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off small credit card debt: JP card?$850, Dell $850, and attorney divorce fee $1,200?

My financial situation:
I am a good candidate for this loan because?I?have been with the company I work for?a total of 6 years, and recently finished school?to better my position there. I?am a single parent?of two toddlers, and am currently trying to resolve all debt as quickly as possible, as?I do not know what the future holds for our economy. I have had sever late payments on my mortgage I would like the opportunity to explain. Several of these were aquired when I was a?student taking 13 hours of corses. I was unable to get in a full 40 hours at work some of these weeks. My husband was fired in February, then left in March (we are divorced) so I have been?the sole provider. I graduated in May of this year, and have doubled my salary with chances to bonus monthly.?I have only one financial goal, which is to pay off all debts except my mortgage as quickly as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$262.06

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2002	Debt/Income ratio:	14%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,674	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ore-lion	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clearvision Media Expansion
I have been doing media for the last eight years for an emerging church in the northwest. I?ve been doing everything from photography, graphic design, audio mixing, printing, and specializing in video production. Over the last two years I have been approached by many friends and connections to do weddings, business promotion, business cards, banners, and media consulting. This led to the formation of Clearvision Media LLC, a business run by my wife and I that offers diverse media services to customers and specializes in video production and advertising. The primary purpose of the business loan is to narrow the gap between our vision, our ideas and our equipment. One of the ventures we intend to go into is ?Stock HD Video,? becoming a contributor to companies such as istockphoto.com. Paying for the loan will not be a problem. My wife and I live within our means and Clearvision will for now be on the side. Also the business is currently out of our home so there is very little overhead, and our projects are almost entirely profit. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$246.83

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	13%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	35y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,251	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	chevy92	Borrower's state:	Virginia	Borrower's group:	Achieve Greatness
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	16 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,900.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008) 700-719 (Mar-2008) 720-739 (Sep-2007) 660-679 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off my credit cards
Purpose of loan:
I receive a letter from one of my card holders informing me of a rate change that I'm sure some of you have gotten or heard about so I'm paying them all off before others follow suit.

My financial situation:
My? financial? situation is good.? I've been working with the same company for well over 30 years and I make a good salary.? I have had 2 previous prosper loans and have paid them off and never missed a payment.? I have no idea why Prosper has my listing as HR other than I show several inquires in the past 6 months and that was due to a real estate purchase or perhaps there is something Experian has that I'm unaware of.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$72.30

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1992	Debt/Income ratio:	10%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,878	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mukut	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2009) 720-739 (Jul-2008)
Principal balance:	$7,153.78	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Fix heat pump, lower electric bill
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$226.00

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1982	Debt/Income ratio:	17%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	27 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,586	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fairness-singularity4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Really need fast assistance
Purpose of loan:
This loan will be used to? To stop my brother in law from being evicted. I am more then capable of paying this back within a 1 month time frame, like most people now he is really struggling and Im trying to assist him.

My financial situation:
I am a good candidate for this loan because? I am well educated, gainfully employed and will be a future sponsor to someone else that may require my assistance in the near future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1992	Debt/Income ratio:	6%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,199	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	listing-delight1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas for Family
Purpose of loan:
This loan will be used to help my 6 year old have a Merry Christmas. I would rather borrow from Prosper knowing that it will be paid off in 3 years than to use a credit card that will take 20 years with minimum payments.

My financial situation:
I work full time as a teacher. I love kids. I make $17,500 a year. I have been teaching for 4 years. I only have one revolving account that is current.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	silver-firestarter2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand my business, get out of debt
Purpose of loan:? Expand my business, get out of debt.

My financial situation:? I have been disabled for more than 15 years with spinal problems, but my health has improved greatly over the past 7 years or so. Steady disability income of $1392 per month.? Plus variable, under the table income from working online.? I am expanding my online marketing business, due to recent changes in the market and fluctuating cash flow.?

Plan for loan funds:

$1500 -- new business tools and training materials
$1500 -- to pay off two credit cards
$2000 -- repair my current vehicle, and upgrade to a different one

I am currently making a monthly car payment of $235, plus $120 for two credit card debts, which equals $355.? I am hoping to get this loan funded at 14% or less, and the monthly loan payment should save me at least $100 per month.

My business should bring in at least $2,000 per month within the next six months or so.? I will also have credit available from several other sources, to cover any unforeseen emergency.?

Monthly net income: $ 1400 to $2400

Monthly expenses: $ 1008
??Housing: $ 278
??Insurance: $ 100
??Car expenses: $70
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 60
??Other expenses: $ 0

Thank you for reading and considering my loan application.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$262.06

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,181	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	charming-silver2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate credit card debts into one monthly payment.

My financial situation:
I am a good candidate for this loan because I have a strong background in finance, including a masters degree in finance.? My intention is to simplify my personal finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,237	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	order-shepherd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Use for cash discount on goods.
Purpose of loan:
I currently sell to other businesses hydraulic equipment. I would use this loan for paying vendors early to get an early payment discount and for an account "cushion" while waiting payment from my customers. 50% of my customers pay by credit card while the other 50% pay within 30 days.

I do not stock really any inventory (except for a few hundred dollars worth of equipment) as the vendors drop ship from their location.

Monthly expenses: $
??Housing: $ 0 (live at home)
??Insurance: $ 105
??Car expenses: $ 215
??Utilities: $ 0
??Phone, cable, internet: $ 185
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$119.57

Auction yield range:	6.29% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,604	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dorypro	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RELIST - lender NEEDS to pay tax
Purpose of loan:
This loan will be used to pay taxes on three rental properties which I recently acquired from my own resources.

My financial situation:
As a prosper lender I have assisted many persons. I am honest and of sound character ,never had a problem managing my credit obligationsand most certainly ,will repay this loan.Two of the? properties have been rented and the loan will be repaid from the proceeds.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	17.29% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,678	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-candy	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? personal use

My financial situation:
I am a good candidate for this loan because? I'm very responsible when it comes to payments

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$85.44

Auction yield range:	4.29% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2006	Debt/Income ratio:	18%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$23	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-brigade400	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$1,372.18	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off another loan
Purpose of loan:
This loan will be used to? I will pay off my current Prosper loan, purchase propane for heat for the winter, purchase Christmas presents for my son,? and pay my property taxes.? I will apply any left over toward my car loan.
My financial situation:
I am a good candidate for this loan because? I am employed full time, I do have the funds to pay it off monthy, I am current on all bills.

Monthly net income: $ 1889.60
Monthly expenses: $
??Housing: $ 350
??Insurance: $ 93 health
??Car expenses: $ payment 270? insurance?129
??Utilities: $?80
??Phone, cable, internet: $ 125
??Food, entertainment: $350
??Clothing, household expenses $?100
??Credit cards and other loans: $ 50 credit card balance?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1984	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$86,852	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	merciful-exchange7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payinf off small debt amounts.
Purpose of loan:
This loan will be used to? pay off small debt payments. I fell behind on my cable, house alarm and other house related expenses.

My financial situation:
I am a good candidate for this loan because? within several months, I usually receive a small bonus every year. I then will be able to pay off 50% (or more) of this loan.

Monthly net income: $ 4,276

Monthly expenses: $
??Housing: $ 750.00......I share a house.
??Insurance: $ 70.00
??Car expenses: $ 380.00
??Utilities: $?See housing....
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ See credit report.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,379	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	the-competent-affluence	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debit Consolidation
Purpose of loan:
Consolicate multiple loans and credit cards to provide one low monthly payment instead of multiple high interest payments

My financial situation:
I am currently braking even with all my monthly payments but would like to be able to put back money for my wedding

Monthly net income: $
1920

Monthly expenses: $
??Housing: $1163.16
??Insurance: $75.00
??Car expenses: $60.00
??Utilities: $300.00
??Phone, cable, internet: $150.00
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $169?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$471.05

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2001	Debt/Income ratio:	36%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,650	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	scrappy-yield	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling our bedroom.
Purpose of loan:
The purpose of this loan is to remodel a room that was flooded.

My financial situation:
I am a good candidate for this loan because?I always pay my monthly paymentsbr /> Monthly net income: $3000 Monthly net espense: $1915 housing - $1000 phone, internet - $75 utilities - $40 food and entertainment - $200 petty household expenses - $50 credit cards - $550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	28%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	3y 0m
Amount delinquent:	$360	Revolving credit balance:	$12,134	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	edrow54	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 620-639 (May-2009) 660-679 (Jul-2008)
Principal balance:	$543.16	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off two high interest loans
Purpose of loan:
This loan will be used to? Pay off?Cashcall and Delaware Bank high interest loans and help out with the vet bill from my dog Chopper who had a tumor removed from his side, it was negative for cancer?($1133.00). ?

My financial situation:
I am a good candidate for this loan because? I am in the process of lowering my monthly debt for good. I had to refinance my home in 2006 when my daugther turned?18 as part of my divorce and give my ex-wife half the equity which gave her $135,000.00. At this time I am working with my mortgage lender to lower my payment from $1955.00 to $1795.00. I know thats not much but every bit helps towards my goal. I work for a large water company with job security considering the state of the job market I feel very fortunate. My wife also has a family partnership fund which her late father setup which gives her a monthly payment which I cannot include as income.The deliquent amount of $360.00 which is shown on my credit profile? is a disputed amount?from Directv,?the correct?amount?is $280.00 for early termination. I had been with them for 8 years and I switched to Dishnetwork. 4 Months before I canceled Directv I purchased a receiver on E-Bay and when I activated it they did not mention a 18 month contract. ?Thank you very much and your consideration would be greatly appreciated.

Monthly net income: $ 6143.00 not including overtime

Monthly expenses: $ 3747.00?
??Housing: $ 1795.00
??Insurance: $ 133.00 auto
??Car expenses: $ 534.00 2 car payments?
??Utilities: $ 175.00
??Phone, cable, internet: $ 60.00?
??Food, entertainment: $ 350.00?
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$496.36

Auction yield range:	11.29% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1983	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$123,712	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tourguide	Borrower's state:	NorthCarolina	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	700-719 (Latest)
Principal borrowed:	$20,600.00	< mo. late:	0 ( 0% )	680-699 (Jan-2008) 700-719 (Nov-2006)
Principal balance:	$6,643.23	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
My Daughter's Wedding
This is my 2nd child getting married in less than 5 months time. The wedding is?2 weeks away. I need some help paying for this one,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1990	Debt/Income ratio:	55%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 5m
Amount delinquent:	$8,556	Revolving credit balance:	$3,232	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fund-judo	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used?for personal uses, paying?bills off, home improvement?

My financial situation:
I am a good candidate for this loan because I feel this will help me and my?
family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.02%	Starting borrower rate/APR:	33.02% / 35.44%	Starting monthly payment:	$79.42

Auction yield range:	11.29% - 32.02%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	47%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	3y 3m
Amount delinquent:	$6,266	Revolving credit balance:	$19,796	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cause I have a Wife and Son in the Philippines that are victums of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please and out of harms way.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankruptcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again, The last time I was delinquent was 6 yrs. ago.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consolidate and pay for my wedding and have enough to bring my Wife and Son home to me as soon as possible..
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed in my name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 400 +, And now they just got hit again with 12 mountain slides covering village up to 8 ft. in mud and water with 135+ people dieing and have two more on its way there.
Thank you for your time and effort God Bless you all for helping.
I will be starting a second job soon and will be able to save once I get my feet back on track and get me out of the bind and bring my new family home? soon.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$487	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	social-statue0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
high medical bills
Purpose of loan:
This loan will be used to? to pay off high medical bills.I have almost all of my upper teeth are missing due to a bad infection that spread and caused other teeth to fall out. i have no type of insurance.I cant afford to fix my teeth. I want to smile. Im always hiding because of low self-esteam. Being in situation where im not happy about my appearance i have avoided social events,family gatherings and very deppreased.A loan is my only way out of this bad dream.
My financial situation:
I am a good candidate for this loan because? I have a job.I will pay my payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,455	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	priceless-repayment3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for living expenses
Purpose of loan:
This loan will be used to help me continue with my bachelors degree. Im a non traditional student who has really had struggles with paying for college, i have always had a job and worked very hard. Its immperative to me that I get through school and acheive my goal of becoming a psychologist.

My financial situation:
I am a good candidate for this loan because?I am someone?who needs any monetary help that i can?get when it comes to paying for school and living expenses while at?school.?

Monthly net income: $
1500
Monthly expenses: $
??Housing: $ 200
??Insurance: $ 30
??Car expenses: $ 50
??Utilities: $ 70
??Phone, cable, internet: $ 15
??Food, entertainment: $ 50
??Clothing, household expenses $ 20
??Credit cards and other loans: $?400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.78

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1995	Debt/Income ratio:	9%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	1y 8m
Amount delinquent:	$108	Revolving credit balance:	$1,935	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	grady_brumbaugh	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	740-759 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Help with baby expenses
Purpose of loan:
Make sure that my wife and I have an emergency fund while she is on maternity leave.

My financial situation:
I own a home and am very good with payments.? I want to make sure that I have enough of an emergency fund until my wife goes back to work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$130.84

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1975	Debt/Income ratio:	27%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,236	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	tower8	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing New HVAC System
Purpose of loan:
This loan will be used to upgrade the HVAC systems for my rental properties.

My financial situation:
I am a good candidate for this loan because I've never been late on my monthly payments.??My credit scores are in the upper 700s.? I?have been employed in our local school system for almost 15?years -- My income is certainly stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	10%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$349	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	67	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	priceless-value2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement ring
Purpose of loan:? I would like to purpose to my girlfriend of 5 years. I own a house and we have a dog and have been living together for 3 years this is a very stable relationship.

My financial situation: I made some poor credit decisions in college and also had unknown unpaid bills from roommates that I resolved last year.?I work in a highend BMW dealer and have not missed a day of work in the last 4 years. I am a level 1 master technician with BMW. I also work online at www.justanswers.com user name m3-guru with 500+ accepts and 99% satsifaction rating. I own my house and split the mortage payment with my girlfriend (soon to be fiance). I own my vehicle I only have student loans and a small credit card (500.00).

Monthly net income: $ 3500 plus JustAnswer money

Monthly expenses: $ 1750
??Housing: $?800
??Insurance: $50
??Car expenses: $?0 (I own it, also being a mechanic cuts down on repair/maintance cost)
??Utilities: Phone, cable, internet: $?100
??Food, entertainment: $ 350
??Clothing, household expenses $ 50
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1989	Debt/Income ratio:	23%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$211,479	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	courageous-currency	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards.
Purpose of loan:
This loan will be used to? Pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I am an Executive at a fortune 500 company.? We had a slow quarter, but sales are picking up.? I will have no problem making these payments and will actaullly save money on interest being paid to credit cards.

Monthly net income: $ 9,000

Monthly expenses: $
??Housing: $ 2800
??Insurance: $ 200
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$400.24

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1993	Debt/Income ratio:	46%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	27y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,589	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chrchfusion07	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because?I am in position to take over the family business but because of health (surgeries)?on behalf of myself and my wife we have fallen behind but we both were just cleared this past week to work full time and without major restrictions. ?

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 750
??Insurance: $
??Car expenses: $?last payment this week
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.79%	Starting borrower rate/APR:	24.79% / 27.09%	Starting monthly payment:	$198.24

Auction yield range:	8.29% - 23.79%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1993	Debt/Income ratio:	28%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	23y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,082	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	established-economy9	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ZX12R
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 87
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,550.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$115.35

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2001	Debt/Income ratio:	34%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,597	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hgcrockett	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 90% )	600-619 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	5 ( 10% )	620-639 (Oct-2009) 600-619 (Jul-2008) 540-559 (Nov-2007) 520-539 (Oct-2006)
Principal balance:	$2,126.37	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
Third prosper loan! Thanks prosper!
AS you can see from my past history I have been in very good shape financially for a while including paying off my last prosper loan a few months early.? I have gone up over 120 credit points in two years!? I have no idea how that makes me an?E but I can't tell you how much prosper has changed my life.? There were times when I was getting out of the car business and working for ATT I didn't think I was going to make it.? I have under 10,000 left to pay off including my car which is most of it at a very high interest rate.? I would love to just have one payment each month and if anyone should be getting the interest I pay it definetly should be prosper!!!

Monthly Net Income (after taxes) -?3800- My wife's - 2000 (after taxes)? Both of us work with commission which is not included in those numbers.

1. Rent - $700(all utilities paid )
2. Wifes's car payment and insurance - $309
3. My car payment and insurance - $300
4. Credit cards and Store cards - $300
5. American general loan -$168
6. Food, Gas, and misc.? - $580
7. Going out a couple times a month for dinner and movie - $140
8. Current prosper payment - $120

Expenses - $3000 ... Total money left over - $2800

We recently moved out?to get?back on our feet with some friends.? We are living in the basement only paying 700 dollars a month and that includes everything.? I promise you just help me and we will both be happy!!!

????As far as what the loan will be used to pay off I will make a list below-?

Mostly my car which has a payoff of $8200.? I went to harris bank and they agreed to refinance my car but only valued it at 5000 dollars.? Since listing a couple of times I have lowered it down the payoff to $7000.? So most of it would go towards the payoff of the car.? The rest will go to the small amounts I have left on my credit cards.? Thank you for everything you have helped me with bidders.? I can't tell you how much this website has changed my life!!!

In ending being in the job I was at there was good times and bad.? I love where I am at now and as you can see I haven't missed a payment in 6 years.? Credit is extremely important to me.? And although I have to get things in order there will never ever be? a time when I am over 30 days late.? I would love for a little help from the people that were there for me before.?I have gone from an HR to a D and promise to strive to make it too an AA.? Hopefully you'll be here to help me once again!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$267.33

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	8%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	11	Length of status:	9y 1m
Amount delinquent:	$60	Revolving credit balance:	$4,881	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	40	Homeownership:	No
Inquiries last 6m:	1
Screen name:	orbital-funds6	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
funeral
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1995	Debt/Income ratio:	51%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,180	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jubilant-cash7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?
PAY OFF MY CREDIT CARD BILLS AND HEAD TOWARDS A DEBT FREE WAY OF LIVING
My financial situation:
I am a good candidate for this loan because?
I HAVE TWO PART TIME JOBS AND A SPOUSE WITH A STEADY INCOME????
Monthly net income: $
1000.00
Monthly expenses: $
??Housing: $ 850
??Insurance: $
??Car expenses: $ 370.00
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2000	Debt/Income ratio:	90%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,853	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wampum-tamer3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up Capital
Purpose of loan:
This loan will be used to?Put towards my working first months lease payment and start-up inventory!

My financial situation:
I am a good candidate for this loan because?I have poured my heart and soul in creating a well researched and amazing business plan! I have covered all areas to guarantee the success of my business. My father has been in banking for 35 years and commercial lending for 15 years. He has been laid off for over a year due to the economy but has helped me develop the financial portion of my business plan, to be one that he would approve himself. My only downfall is collateral. Now that the housing market has declined (and that is being mild) I have zero equity in my home. Since I could remember having ears my father has taught me to always have pride in my credit and understand how important it is to my lively hood and future! I have kept my score above 730 for a very long time. Until recently my husband left for a bit and dropped the finances on my lap without notice. Therefore I believe my score is just above 700. Please consider me for this loan. You will not regret it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$31.45

Auction yield range:	3.29% - 7.25%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,698	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kmfreymi	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used for personal use

My financial situation:
I am a good candidate for this loan because I have excellent credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 17.18%	Starting monthly payment:	$104.01

Auction yield range:	4.29% - 14.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	independent-deal9	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Game Design Business
Purpose of loan:
This loan will be used to fund the development of my game design companies first game. The site is currently under construction, but it will be completed before the games release. I already have talented artists and programmers working on the project and they are already very devoted and passionate about the project like I am. I already have fixed amounts of what my employees expect for this game so I know exactly how much this game will cost for development, and I have also presented the idea to many different websites and I have many different potential buyers. They have seen some of the games early work and they are very excited, and they have already made very generous offers that will insure the games success when released. I have already factored in all the costs of the games development and the loan will cover everything. I also see this as a great opportunity to build up my credit in a positive way. The games development should only take 1 month to complete but I have given them 2 months to insure quality. The game will be based on a Pirate who travels from island to island hunting for treasure. There will be many different levels, puzzles, enemies and bosses. The game is completely planned out and it just lacks the assets. (art, code ect)

My financial situation:
I am a good candidate for this loan because I have been developing games for the past two years as a full time job, but I have 6 years of experience prior to that. Using the plan I developed I have created many award winning games and I plan to use the same plan in my own company. I plan to use the revenue from this game to pay off the loan. Based on my previous games that should not be a problem. I should be able to pay off the loan and fund my next games development, but if for some reason the project did not work out I will still be able to pay off the loan quite easily with the income from my own solo games and also be able to fund another game for the company. That seems very unlikely though because I have been doing this for two years and it has always worked out. Since I already have potential buyers interested and working employees I do not see why the project would not be a complete success with my leadership. I have been offered many jobs as a result of my previous games success such as character artist, level designer, level artists, lead artist, game designer, writer, and programmer. I have taken some small jobs, but the income from my own work was always greater so I tend to work on my own projects. I am currently working for a company known as mad soft games as a writer, game designer, and artist.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$294.82

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1976	Debt/Income ratio:	21%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,379	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	order-waterfall	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
high rate on card
Purpose of loan:
This loan will be used to pay off my last credit card. They increased the interest to 29% and almost doubled our payment. The strange thing is I have another account with them and it is at 12%, but I can not use it to pay off the other account.

My financial situation:
I do not have many bills ,and I wish to stop paying so much interest. Being able to pay this bill off with a set payment will be of great help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$636.16

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1990	Debt/Income ratio:	29%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	70	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$38,717	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	19
Screen name:	friendly-loot9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy a new car for my family
My request for this loan is to purchase an SUV for my family as we have grown and so have our needs. In my 20 years of credit use ranging from credit cards, mortgages, personal loans, auto loans, school loans I have NEVER made a late payment and often have repaid my obligation ahead of time in ever effort to save on interest and I am very proud of that.

My current salary is $82,923/year with and additional $1225/month in home-based computer repair business and child support. This combine income totals to over $97,000 per year with current mortgage, credit cards, child care, school loan, auto loan and other monthly expenses accounting for 42% of my monthly income and allowing me plenty to repay with extra to debts I have incurred.

In this economy we have seen so many people loose their jobs and face financial hardships and while there are no guaranties in life I have been employed in one of the few high recession proof jobs, education for the past 17 years with 14 of those years with my current employer the Atlanta Public Schools. Each year we have continued to earn additional cost of living raise averaging $2800/year.

To add, in my asking for a $16,000 loan for an automobile was to take into consideration, the type of automobile and the overall cost. The loan in which I am requesting is well within my ability to afford as most people with my salary would perhaps pursue amounts much greater. It is my every intention to become a well respected member of this site and establish myself as not only credit worthy but respected as well.

I look forward to the opportunity to do business and best wishes!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1982	Debt/Income ratio:	29%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	23y 2m
Amount delinquent:	$0	Revolving credit balance:	$268	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	chestnut5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save my business!
Purpose of loan:
This loan will be used to? SAVE MY BUSINESS by helping to pay kiosk rents for?December.???December profits are historically high and business is already starting to make substantial sales, but operation of kiosks is linked by lessor.?If rent is delinquent for one or more kiosk, balance of kiosks are not permitted to?sell.? If I lose this opportunity to make profit for December, I will lose?everything I have invested.? PROFITS REALIZED WITH DECEMBER SALES CAN EASILY REPAY THIS LOAN!
My financial situation:
I am a good candidate for this loan because? I own my home (appraised at $234K) and have an additional $15,300 in property rental income annually to help repay this loan (this is personal property - not related to this business) and a?high credit score as a result of diligent and consistent payment of my debts and diligent attention to my finances.? I am mature and am a well established and responsible employee (23 years).? I have had no delinquent payment and don't intend to have any with repayment of this loan.? PLEASE HELP!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	8.29% - 19.00%	Estimated loss impact:	8.44%
Lender servicing fee:	1.00%	Estimated return:	10.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$33,393	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bravo317	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-719 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Digging out of debt
Purpose of loan:
This loan will be used to? Start of my get out of debt plan. To eliminate a high interest rate CC and then work over the next 5 years to eliminate all card debt which I loath.

My financial situation:
I am a good candidate for this loan because? I have used this service in the past, I think it is a?GREAT loan program. Someday I hope I can use it to loan to people also.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	20.99% / 23.24%	Starting monthly payment:	$290.06

Auction yield range:	11.29% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2005	Debt/Income ratio:	28%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,940	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	treasure-carnation	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business use epquipment snow plow

Purpose of loan:
This loan will be used to purchase a used vehicle for?only business use. Specifically used for plowing, transporting supplies for property preservation projects and landscaping. My company does the grounds keeping and property preservation of bank owned properties (foreclosures) and we are responsible for keeping the properties accessible for realtors, inspectors, etc. Also we subcontract work for various cities having vacant properties.... The third aspect of the business is the property management aspect of the business where we take percentage of the rents and do the marketing, collecting of rents, responding to various problems that may arise and interviewing and selecting tenants for our clients... This Truck will carry a salt spreader, plow and supplies to these properties allowing us to get the job done more efficiently...

We are hard working individuals, Chasing the American Dream, While expanding our range of services offered and creating jobs one at a time....

My financial situation:
I am a good candidate for this loan because? I am an individual who is looking expand my business, I not only have experience in business but through those experiences and the experiences of my mentors I have a simple business model which keeps expenses minimal and seeks to optimize cash flow. I have sufficient cash reserves to pay for this loan amount, however I find it more cost effective to use a loan to finance the purchase of this equipment and not pay such a large amount of available capital at once.

My personal debt: Credit cards... Amex: limit 18k owe 5500 10.24%, 3k is business debt, master card, limit 2800 bal 1600 1.99% rate for life, visa, limit 7800, balance 800, 14.99% visa 500 limit $50 balance best buy 2500 limit 1400 balance 0% 36 months...

Negatives in credit report:
University of Toledo was delinquent in 2006, My understanding of this agreement was that as long as I made 10% payments on this loan it wouldn?t be sent to collections however when I viewed my credit score through the monitoring service I used I was surprised to see it listed as seriously delinquent on my file, I immediately paid the remaining balance the day it was reported to the credit bureaus....
Length of history is only 5 years almost 6 years.
These are the only negatives.
Monthly net income: $
$2300myself, wife $1600
Monthly expenses: $
Housing: $ mortgage 475
Insurance: $ 134
Car expenses: $ 0 2003 Tahoe z71 90k miles blue book value 15k paid cash several months ago
Utilities: $ 250
Phone, cable, internet: $ 100
Food, entertainment: $ 150
Clothing, household expenses $ n/a
Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$312.22

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1994	Debt/Income ratio:	30%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,103	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowser1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-659 (Aug-2009) 680-699 (Oct-2008) 680-699 (Apr-2008) 640-659 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
to pay off all high intrest debt
Purpose of loan:
This loan will be used to?? get out from under a bad loan and pay off all current debt

My financial situation:
I am a good candidate for this loan because? i have??good credit?and?borrowed $10,000 from prosper in the past and paid it back early.i dont pretend to know the credit rating system but i pulled my reports this morning and it is a 712 transunion,?706 equifax and?700 experian. again i dont know?how or were prosper comes up with there scores but that is what my 3 scores are as of this morning. my scores have dropped since my last loan at prosper?mainly(i believe) because of 3 new acoounts in the last 15 months were opened. ?i have a small business(stable of 2 race horses)?. i would like to expand someday but with this high interest debt hanging over me i cannot. the banks now days are raising rates even though i pay on time and always more thant the minimum. i took a personal loan out that i thought was a good rate at 9.9 percent only to find out it was an introductory offer and the current rate is 29.99% and still going up. i pay 350 a month on this one loan of which only 125 goes toward principal.
i pay my bills on time and have only been late with a payment once around christmas time 3 yrs ago. it was a hectic christmas and forgot to send it in. it was made up the following month but was still reported as delinguent. i thank you in advance for considering and or funding my loan.? thanks

THANK YOU AGAIN.
Monthly net income: $ 4500( $3,500 from main employment and 1,000 from business after expenses)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 200 for gas and maintence
??Utilities: $ 55
??Phone, cable, internet: $?75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans:?500 to be paid off with prosper loan?
??Other expenses: $ 1,200 for business stuff( as noted above business makes about 2000 a month net)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	27.67% / 30.01%	Starting monthly payment:	$617.78

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1998	Debt/Income ratio:	42%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	planet567	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off loans/credit cards
Purpose of loan:
This loan will be used to? pay off other loans that I had to borrow and credit cards once my husband got in a bad car accident, he is no longer able to work and everything is on me to pay and his disability has not started.? We have been waiting on his disability for 3 years, it has been very stressful for me.
My financial situation:
I am a good candidate for this loan because? I am a good candidate for this loan because? I am a hard worker, I have been on my job for 12 years with no problems, I am a stable person when it comes to working, I don't?work on jobs for 2 weeks and?then quit and so on?and so on.?I have always been a person who likes to pay their bills on time, I hate getting behind on bills and anything else.? But like I said my husband was is a bad car accident, which left him to use a walker and he can no longer work and I had to borrow money from loan places and excessive use of the credit cards to try to get a handle on all the bills/hospital bills?that was forced upon me due to my husband accident.? Like I said we have been waiting for his disability?for 3 years and it has been stressful for my husband and especially me. All I want is to pay off all these loans and credit cards and just have this one bill to pay so I can stop being worried and stress out about how I am going to pay all these loans.? I have had to sacrifice a lot just trying to make sure these bills are paid and I want to be able to have a little breathing room to live again and not just working to pay bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,575.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$105.12

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	23	Length of status:	3y 0m
Amount delinquent:	$17,593	Revolving credit balance:	$467	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	home-saver	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix and Learn
Purpose of loan:
This loan will be used to pay for a Home Security System to give added protection to my Wife and child. This will help in starting this process. The other proceeds of this loan will be used for Continuing Education for self improvement.

My financial situation:
I am employed Full Time?in Information Technology. I have improved my credit score after a layoff by making sure that my payments were on time as agreed. I was just approved for a car at 5.7% with my Fico score pulled listed as?724. My?wife was also laid off and is now under employed.?We are in need of this loan because currently, all expenses?are being paid by me. ?

Monthly net income: $
$96,500

Monthly expenses: $
??Housing: $ 938
??Insurance: $ 170
??Car expenses: $?320
??Utilities: $?175
??Phone, cable, internet: $?250
??Food, entertainment: $ 175
??Clothing, household expenses $?125
??Credit cards and other loans: $ 80
??Other expenses: $

Income Verification:?

Go to:? https://groupone.ivrnetwork.com/groupone/PIN.asp
Enter in Pin listed

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	27%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,585	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	720-739 (Oct-2009) 720-739 (Sep-2009) 700-719 (Aug-2009) 640-659 (Nov-2007)
Principal balance:	$2,059.96	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
DENTAL WORK
Purpose of loan:
This loan will be used to? GET DENTAL WORK DONE, THAT I HAVE PUT OFF FOR YEARS, I HAVE 3 DAUGHTERS AND HAVE SPENT OVER 20,000 OVER THE YEARS GETTING BRACES AND SO FORTH, FOR THEM.? THATS WHY I NEED SO MUCH WORK DONE, ALWAYS PUTTING MINE OFF SO THE KIDS COULD HAVE NICE TEETH,? IF YOU HAVE KIDS IM SURE YOU UNDERSTAND WHAT IM SAYING. IM AT THE POINT NOW TO WHERE THERES NO PUTTING IT OFF, IF YOU COULD HELP I WILL ASSURE YOU YOUR LOAN IS SAFE.? THE REST IS UP TO YOU!???????????????THANK YOU FOR? YOUR HELP.

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB , I PAY MY BILLS ON TIME ALL THE TIME. I AM A CREDIT NUT, I MONITOR MY CREDIT 3 TIMES A WEEK . MY CREDIT SCORE IS NOW A 740.? I HATE GOING TO BANKS , I LOVE THE CONVIENCE OF THIS SERVICE. THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cunning-community6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
refinancing car
Purpose of loan:
Used to refinance my auto loan, I am trying to remove an owner from the vehicle, and the current loan.

My financial situation:
I am a good candidate for this loan because I have already been paying consistently and on time on this vehicle for a year and a half.

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 40
??Car expenses: $ 60
??Utilities: $ 0
??Phone, cable, internet: $ 95
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 280
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	0y 3m
Amount delinquent:	$6,051	Revolving credit balance:	$1,358	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	14
Screen name:	worldly-silver	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hotel Renovation
Purpose of loan:
This loan will be used to renovate 15 guest rooms in my hotel, the area has had an increase in room requests due to the finding of a new gold vein and also the construction of a gas pipe line. The restaurant has also been closed for 15 years and I plan on opening it for business.My website is www.wildwestinn.com.

My financial situation:
I am a good candidate for this loan because there is a call for new rooms due to the finding of a gold mine in the area and the start of a gas line.
The late payments on my credit are due only to a workmans comp case were the insurance company did not pay my hospital bill.
Monthly net income: $ 15,000

Monthly expenses: $?8000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$113.29

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1992	Debt/Income ratio:	32%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,865	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bright-treasure1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Card debt
Purpose of loan:Payoff credit card debt from college courses.
This loan will be used to? Payoff credit card debt from college courses. I took some classes to advance my career and I want to pay off my credit cards and have one normal payment.

My financial situation: I have been employed for almost 3 years have an excellent job and great career ahead of me. I have one son and am married.
I am a good candidate for this loan because?
I have excellent credit and have never been late on a payment. All of my debt is from my school.
Monthly net income: $ 2750.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2008	Debt/Income ratio:	14%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,317	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	BARNAPAS	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008) 580-599 (Jun-2008)
Principal balance:	$1,676.25	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
ADVERTISEMENT AND EQUIPMENT PHOTO B
Purpose of loan:
This loan will be used to? PURCHASE OF EQUIPMENT AND WEB SITE / ADVERTISEMENT

My financial situation:
I am a good candidate for this loan because? I AM EMPLOYED AND HAVE A SMALL BUSINESS THAT IS GROWING

Monthly net income: $ 2600 FROM MY J.O.B.

Monthly expenses: $
??Housing: $ 586
??Insurance: $ 52.00
??Car expenses: $ 200
??Utilities: $ 180
??Phone, cable, internet: $ 156.00
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$94.19

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,788	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	attractive-power	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards and doctors bil
Purpose of loan:
This loan will be used to?? pay some credit cards and a couple doctors bills.

My financial situation:
I am a good candidate for this loan because? I?am able to make the payments I have been with my job for 10 years

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 970
??Insurance: $ 215
??Car expenses: $
??Utilities: $ 125
??Phone, cable, internet: $ 135 for?all
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 4500 total
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$98.61

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	19%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,063	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	wooster	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off a Credit Card !!!
Purpose of loan:
This loan will be used to? Pay off a Capital One Credit?card that is?High interest.? I have been paying off some credit here and there and I really dont want to do business with Capital One any longer.?They are changing their agreement with me and I choose to do business with my peers on Prosper instead.
My financial situation:
I am a good candidate for this loan because?? I have kept all of my payments current.? I have had a Prosper.com loan and It was payed off in full.? It was set up on auto payment and I will pay this loan off the same way.?I will pay this loan off in full please have faith in me. Im am a hard worker who understands the value of good credit and I?Thank You for a ?second chance. I have had the same job for 11 years.? I am a Fireman, Salesman and Farmer.

Monthly net income: $ 4500.00

Monthly expenses: $?3200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	18%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	camaraderi-symphony	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Doctor Bills & Credit Card
Purpose of loan:
This loan will be used to? Pay off doctor bills from high deductable medical insurance and credit card balance.

My financial situation:
I am a good candidate for this loan because? I just paid off 6 credit cards over a period of 4 years in July of 2009.

Monthly net income: $ 2800.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100.
??Car expenses: $ 289.
??Utilities: $ 70.
??Phone, cable, internet: $ 100.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 60.
??Credit cards and other loans: $ 212.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$133.02

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,239	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Greg711	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me move !!
Purpose of loan:
This loan will be used to pay off 2 credit cards so that I may afford an apartment .

My financial situation: I am in debt as are most people are at one level or another I currently live with my sister , living in the middle of nowhere , and would like to get my own place .
I am a good candidate for this loan because my credit is good and my history shows that there are no delinquencies .

Monthly net income: $ 2170

Monthly expenses: $
??Housing: $310
??Car Insurance: $104
??Car expenses: $470
??Utilities: $n/a
??Phone, cable, internet: $105
??Food, entertainment: $160
??Clothing, household expenses $50
??Credit cards and other loans: $756
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$64.53

Auction yield range:	4.29% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	22%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$273	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-rapture166	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:
This loan will be used to?pay for daycare, classes, and any auto repairs that are necessary to keep reliable transportation to and from work and school.? I have exactly 1 year left of school and will have a bachelors degree in business management and have a high GPA.? I am excited to start a career with earnings that will be high enough to pay to the student loans I have taken out, including the private loan I am requesting today.? It is very hard for a student to pay for the costs associated with going to school when I can only work part-time to succeed at my classes.? Therefore, I am requesting a little help to get me through.? Note-I am very reliable in paying my bills as soon as they come in the mail because I take pride in being responsible and maintain a low cost of living so that I can pay for my student loans.? One strategy I use is to apply a tax return towards a student loan to drastically reduce the balance.

My financial situation:
I am a good candidate for this loan because?I will be able to pay the minimum and more each month on the private loan.? I will use the direct loan consolidation?and income?contingent repayment on my federal stafford loans to create the lowest possible cost per?month.? I?will pay off the private?loan first.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	12%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Ray9247	Borrower's state:	Oregon	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-659 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	620-639 (Feb-2008) 600-619 (Oct-2006) 620-639 (Apr-2006)
Principal balance:	$4,019.02	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
WORKING CAPITOL
We are a Display & Communications Technologies Company which specializes in LED lighting & Green Technologies.We received modification M002 that officially exercises option year two for LED Platform lighting with a major Transit Agency, this modification adds another $ 243,900.00 to last year?s contract, we need to purchase components so that we can start building and shipping these Platform lights to the customer and need some bridge money so that we can still sustain the day to day operations with our existing working capital and fulfill this new modification.We have accounts payable of approximately $ 117,689.68 and accounts receivable of $ 110,005.18 plus approximately $ 12,000.00 in our bank account, our fixed cost such as lease payment, telephone, utilities are low which amount to $ 2,500.00 per month which makes us a good candidate for this loan and we also expect to win a couple of other contracts in the next thirty days which will bolster our business as well as the existing & returning business which we have established with OEM?S and transit Agencies. We have also expanded product lines which include LED streetlights, LED building lights such as T-8 LED type lamps, and LED wall packs which allow us to bid and call on City Agencies and State Agencies.My personal credit rating reflects the fact that in 2003 I had a construction company which was embezzled by a bookkeeper which devastated my credit, we now do background checks on all employee?s and have not suffered any losses since starting this business. If you were to run a D&B on the existing company we have an excellent repayment history with our vendors.Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$110.06

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,732	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	handy-dime	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to be DEBT FREE!
Purpose of loan:
I got on the Dave Ramsey program at the beginning of the year, and have been aggressive in paying down my debt. So far this year?I have paid off? about $2000 on a Circuit City card (closed), $3000 on a Best Buy card (closed), $400 on a Walmart card (closed) and on the remaining?debt I average?payments of about $1200 a month (and I will?be so?happy when that money stays in my pocket!).?The $1200 a month is about $420 more (per month) than the minimum payments due.? Payments are made on time.

The loan I am requesting here is to pay off one of my credit cards.? I opted out of? this credit card yesterday as they were increasing my interest rate to 29.99% - that card should also show closed in my records. About a year ago, I had the understanding that my credit score was 709, however filling out this request? has alerted me that it is now in the 660-679 range.? From a lender's perspective, I understand this may be alarming, however, I knew that my score was going to take a big hit this year as I closed (4) credit card accounts (above), and also opted out of a loan (this was done as financial strategy to reduce the interest rate which was at 15%.? I did not mind that account closing as I did not intend to place any?more funds against the limit available).

With this loan, my budget?continues to have the balance paid?at the beginning?of the 2010 year.? Thank you for your consideration!

My financial situation:
I am a good candidate for this loan because I make payments on time and totaling more than the minimum balance, have been employed full time at the same company for the previous (5) years, and also because even without this loan I have a written plan to get myself out of debt, and this loan will help me achieve my goals quicker and with less of my money going to ridiculously high interest rates.? I also have an emergency fund in place to assist me with unexpected financial needs.

Monthly net income: $ $2879.22 (Gross) / $2090 (Net/approx*) *I just reduced my? 401K contribution in order to pay down debt faster, so this number is still fluctuating a little

Monthly expenses: $ 1886 (estimated)
??Housing: $ 442
??Insurance: $ 74
??Car expenses: $ 120 for gasoline.? Car paid in full
??Utilities: $?30
??Phone, cable, internet: $ N/A - cancelled all in order to pay down debt faster
??Food, entertainment: $ 60
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	27%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	70	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$44,424	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	new-social-solo	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of a Bills
Purpose of loan:
This loan will be used to?
pay off a high interst bill
My financial situation:
I am a good candidate for this loan because?
I pay all my bills on time
Monthly net income: $
5400
Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 300
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 35
??Food, entertainment: $ 100
??Clothing, household expenses $0
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,600.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$540.73

Auction yield range:	6.29% - 24.00%	Estimated loss impact:	5.43%
Lender servicing fee:	1.00%	Estimated return:	18.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	50%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,973	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-generosity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Consolidate three high interest credit cards 1 Chase-Balance of $1278.30/interest rate 15.24%, 1 card balance of $4370.06/Interest rate 15.24%, 1 card-balance of $7447.27/interest rate of 11.99%--FOR A TOTAL OF $13,095. making budget more affordable-cutting overall interest paid-changing interest from revolving to FIXED, which is better in every regard and being rid of these three cards and their total minimum payments of $311/month. I asked for $13,600 so I would have enough to pay all three of these cards off after the closing fee. If you have any questions or need any further details, please ask.

My financial situation:
My credit rating speaks for itself, all debts paid on time, everytime-Want to better debt to income ratio by reducing revolving debt. Bills paid first, then entertainment. It is evident our priorities are in line, just trying to take care of past debts incurred at a time in my life where I wasn't so responsible. However, I have never been?late on what was due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1999	Debt/Income ratio:	51%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	13y 4m
Amount delinquent:	$610	Revolving credit balance:	$404	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	return-tulip	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refiancing My Car
Purpose of loan:
This loan will be used to?
pay on car off
My financial situation:
I am a good candidate for this loan because?
Im tried of high car payment
Monthly net income: $
23000
Monthly expenses: $
??Housing: $?300
??Insurance: $?
on parent plan??Car expenses: $ 556
??Utilities: $
??Phone, cable, internet: $?
70??Food, entertainment: $
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$197.91

Auction yield range:	4.29% - 10.52%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2006	Debt/Income ratio:	21%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,415	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	balance-arrow	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Your Solid Investment
Purpose of loan:
This loan will be used to help out our family a little bit as we recover from a few month's of having only 1 income earner. We live near Detroit, MI, and my husband lost his job in April because the company he was contracted with lost their contract. We had several months where we were fighting all of the other applicants for jobs until he was able to get a good job (he did work a temporary job for a few weeks). He is now currently working again in a very good job! (We are thankful, many others aren't as fortunate) We did have some savings before April, but we also had to put some purchases on the credit cards (some of which were for his new job and the training that went along with it). In addition, we now pay our own health insurance, which is $480 per month.

We've always been very careful about purchases. We don't even have cable TV because we don't want the extra bill! We lived on a strict budget until the loss of income drove us into some debt. We are committed to getting out of debt ASAP, and getting this prosper loan will help us.

My financial situation:
We have a car loan - $9600 @5.64% this Prosper loan will not go towards it.

Credit Card 1 - $1200 @ 16.24%
CC2 - $2000 @ 13.74%
CC3 - $100 @ 15.99%
CC4 - $2300 @ 15.9%
Business Loan 1 (we own a few vending machines) - $1125 @ 12%

This loan will help us "bridge the gap" while we are getting back into the swing of things. It will also allow us to "keep down" the high-interest credit. Please consider helping as we are doing our best to thrive in a difficult economy near Detroit!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.26%	Starting borrower rate/APR:	12.26% / 14.39%	Starting monthly payment:	$116.69

Auction yield range:	4.29% - 11.26%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2002	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,763	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Yeser2019	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	43 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	680-699 (Oct-2009) 700-719 (Apr-2008) 720-739 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
consolidating dept
Purpose of loan:
Pay off bad debt, that is the result of streak of bad luck, which is now taken care of. They raised the interest rate without warning or explanation, which is unacceptable, I will pay down that debt ASAP and discontinue using the offending creditor. ("non"American, Express"way to cheat you")

My financial situation:
I pay my debts, and as you can see I have never missed a payment

Monthly net income: $ 2000-3000

I have contract work and also do independent work. I set the status as unemployed because I perform service work which in my state does not require a UBI.

Monthly expenses: $
??Housing: $ 0 I am living with friends who I "pay" my keep?by doing odd jobs and favors.?They know I have debts and are helping?in their way.
??Insurance: $?50/month?- car????
??Car expenses: $200/month?
??Utilities: $ 0
??Phone, cable, internet: $20/month -cell?
??Food, entertainment: $200/month
??Clothing, household expenses $50/month?
??Credit cards and other loans: $ 7500?total?paying as much as I can, which is why it is lower now than is stated in the listing.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$291.23

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1999	Debt/Income ratio:	9%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,755	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Gibsound	Borrower's state:	Pennsylvania	Borrower's group:	Pittsburgh / Western Pennsylvania
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-699 (Aug-2009) 660-679 (Jul-2009) 680-699 (May-2008) 660-679 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Remodeling investment property.
Purpose of loan. I purchased a HUD foreclosure home to be used as an investment property. This two bedroom home was purchased for $6000.00 cash from personal savings. This house needs repairs and upgrades. I will not be living in this home and it will be used as a rental.

This loan will be used to replace or repair the following.

Doors, windows, Kitchen & Bath $6,000.00
New furnace $2,000.00

Total------------------------------------------$8,000.00

My financial situation. I work full time. I receive income from investment properties. I pay my bills. I don't live beyond my means. I am dedicated, and determined to achieving independent financial success.

I do not drive a BMW.....yet!

I am a great candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	15%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	5y 5m
Amount delinquent:	$195	Revolving credit balance:	$6	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	2
Screen name:	return-bloom2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting caught up in bills
Purpose of loan: to get caught up in bills
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i am able to pay this loan back because i have a long standard of working since i was very young and i always pay my depts back

Monthly net income: $ 2900.00

Monthly expenses: $ 2100.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2008	Debt/Income ratio:	22%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$977	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	blooming-nickel3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing my basement
Purpose of loan:
????This loan will be used to finish work on the basement. There needs to be carpet bought and installed and complete insulation completed.
My financial situation:
?????I am a good candidate for this loan because I have never defaulted on any loans or credit cards.? I have been at my current place of employment for 6 years and I am top performer.??

????In reality I am hoping to have this loan paid off within one year.????

????I would like to elaborate on my current credit score.??I have never had any deliquencies or defaults, but I have not had an installment loan on my credit file for 12 months yet.? I currently have financed a vehicle for the past six months with a perfect payment history.? Prior to this vehicle I had purchased used cars with cash.? I have had revolving credit or credit cards for about the past two years.??????

????So I honestly believe that my credit score in the next 12 to 18 months will improve as the length of time increases on my credit file.? I only within the past three years learned how important it was to establish credit.? Prior to that I thought it was best to purchase everything with cash. But, I was then advised to make transactions on some credit cards and pay them in full to the best of my ability each month.????

????My ability to repay is shown by my steady employment history and income.? I have not had any gaps in employment history since I started working at 15.

????Thank you for reading.
Monthly net income: $
4500
Monthly expenses: $
??Housing: $?500??
??Insurance: $ 110
??Car expenses: $?350
??Utilities:?$250
??Phone, cable, internet: $100
??Food, entertainment: $?250
??Clothing, household expenses $?100
??Credit cards and other loans: $?50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$613.19

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	43%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ocmoneymaker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lender looking to Borrow
Purpose of loan:
This loan will be used to consolidate my credit cards and give back to the Prosper community. I have three credit cards of my own and owe half of the balance of a business partners credit card. I have?loaned over $13,000 on Prosper and now am hoping to try the borrowing side.

Here are the balances on my credit cards:

Bank of America Platinum Plus card: $2491.26

Bank of America Rewards Platinum Plus card: $1261.54

Schools First Credit Union Gold Visa: $4082.38

My business partner's Chase Freedom card: $12632.85 ($6316.43 is my half)

My financial situation:
I am a good candidate for this loan because I pay my bills on time and am extremely responsible with my finances. I have?$10,000 in the bank?and have other?assets that could easily be turned to cash if ever needed. My only credit hickups occured on a Card I had when I was 18 that I went?past 120 days?delinquent?but?paid it off and?realized that good credit was needed to succeed.?I have worked for the same employer for over five years and have a very solid position in the company.?My reported wages are $43,000 a year. I Also have a few side businesses. I earn between $500 and $1000 a month from my partypartners.com affiliate account. This is residual income and is tied to the amount of money played each month by the 110 people signed up under my account. I have a?pressure washing/steam?cleaning trailer that I rent out for $500 per month plus 10% of?any business that I send his way. The reson for the $500 a month lease is because he?took over accounts that I had previously serviced myself, generating quite a bit of income for him from the start.?I make a significant amount of money buying and?re-selling things for a profit. Last month I bought?a boat for $3500, put $460 into some cosmetic work, and sold it for $5200. I flip boats, automobiles, sporting and concert tickets, gym equipment, cameras and?anything else that I can?guarantee a profit on.

Monthly net income: $4500 avg

Monthly expenses:?
??Housing: $ 800
??Insurance: $ 165
??Car expenses: $ 460?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $250 student loan and $550 for the credit cards I am attempting to consolidate with this loan?
??Other expenses: $350 tithe?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2005	Debt/Income ratio:	10%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,079	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	inspired-commitment2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card
Purpose of loan:
This loan will be used to? pay off my credit card debt

My financial situation:
I am a good candidate for this loan because?i?always pay my debts even when my income was a lot lower 30000/per?annum vs 118000/annum now my credit score is low because lenght of credit is? 4 yrs. and i had to rely on credit cards to school and do my professional exams to become a? pharmacist.
I will rather pay with this low interest debt than the almost 30% i am paying now on most of my credit card debts

Monthly net income: $ 7520

Monthly expenses: $
??Housing: $ 1258????
??Insurance: $ 160
??Car expenses: $ 629
??Utilities: $ 250
??Phone, cable, internet: $ 130
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 430
??Other expenses: $ 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2006	Debt/Income ratio:	35%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,825	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	terrific-nickel	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit card and a trip
Purpose of loan:
This loan will be used to? pay credit card and a trip

My financial situation:
I am a good candidate for this loan because? i have safe working and my husband also works need money to pay for cards and leave a single debt nothing more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2000	Debt/Income ratio:	7%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$169	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	2
Screen name:	eloquent-revenue4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basic Home Improvements
Purpose of loan:
My wife and I?have purchased a previously foreclosed home.? ?We got a great deal on the house, however, it doees need a little bit of cleaning up.? Specifically, it needs all new carpet, new paint, some appliances, and a few minor repairs.? I am capable of painting the house on my own and I can do all the other repairs myself as well.? I intend on purchasing the carpet with installation included.

My financial situation:
I am a good candidate for this loan because my wife and I have great, solid jobs and absolutely no debt except for our newly purchased home.?? We have no children or any other financial?responsibilities.? We purchased our home for $80,000 and were able to put $32,000 down and pay $2,500 in points.? We saved $34,500 in just over one year.? We manage our money very?carefully.? The problem is that our hard money lender wanted 40% down on the home, which completely drained our savings.? We will recover quickly, but in the meantime we want to move in but need to make the repairs first.? Our new mortgage payment is $480 per month which is interest only.? We do intend to pay the mortgage principal balance?off quickly, but until our savings reserves are built back up we have the option of only paying $480/month.?

Monthly Net Income:?$5,500 including spouse, $3,500 by myself

Monthly expenses: $1600
??Housing: $ 480
??Insurance: $ 140
??Car expenses: $ 200?(wife's gas only, cars are paid off, I drive company truck)
??Utilities: $?200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ None
??Other expenses: $ 130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$323.92

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	19%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$25,799	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orange-undaunted-rupee	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dental work
Purpose of loan:
This loan will be used to? dental work not covered by insurance

My financial situation:
I am a good candidate for this loan because?have?rental property with lots of equity will use as collateral?

Monthly net income: $4380
hly expenses: $
??Housing: $ 1450
surance: $ 135
ar expenses: $ 445
tilities: $ 100ne, cable, internet: $ 50
Food, entertainment: $ 300
lothing, household expenses $300
Credit cards and other loans: $ 500
ther expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$362	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	saga7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to pay off residual on car
Purpose of loan:
This loan will be used to pay off the residual amount left over from my previous car

My financial situation: stable, I do not take loans from friends. i am usually the one giving them
I am a good candidate for this loan because I am stable in both my job and my housing. I am living with my parents until i compete my education my only bills are my car payment, gym membership and my cell phone that I share with my girlfriend of 4 years. I take my finances very seriously always making sure money is set aside for my bills and savings account before I spend my extra money.

Monthly net income: $ 1700

Monthly expenses: $ 430 (car), $60 (cell phone), $40 (gym)
??Housing: $0.00
??Insurance: $0 (paid by parents until i graduate)
??Car expenses: $ 40 ever 1.5 weeks for gas $30 every other week for was and wax
??Utilities: $0 live at home.
??Phone, cable, internet: $ 60 (cell)
??Food, entertainment: $ 25 per week for lunch, $25 per week for misc. meals entertainment allowance is whatever is left after all bills and necessities
??Clothing $ 25 a week set aside for clothing needs
??Credit cards and other loans: $ 300 total revolving credit debt $20 min monthly payment
??Other expenses: 8% of total check deposited into savings
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$443.20

Auction yield range:	17.29% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1989	Debt/Income ratio:	56%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,173	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	3
Screen name:	tiggrlvr82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 680-699 (Aug-2009) 680-699 (Jan-2008) 600-619 (Sep-2007)
Principal balance:	$8,377.17	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
AA+++credit..can't explain HR..READ
Purpose of loan:?The purpose of this loan will be to refinance the current prosper loan i have at a little bit lower interest rate.? i will be using the remainder money to pay off my target credit card.? 11k is what i'm asking for and i only have 8k left on my current loan but i would like to get the payments down for the next and final year of my loan.? this will help free up cash.? Taking my payment from 675 down to about 415.? My revolving debt may have gone up but only because we are making small purchases to help with my credit score even more.. I don't calculate my?debt at 12k it's more like 7350 but i never pay late and don't spend wildly.

My financial situation:
I am a good candidate for this loan because i pay everything on time and don't spend money wildly.? I am very smart with my money now.? My credit has gone up year after year to now 714.? My loan gets taken directly out of my checking account where my check and my fiancees check get diectly deposited.? I have plenty of money to pay the loan off. I can't explain the HR that prosper keeps giving me i've never missed a payment on my loan and don't plan on it.? The 17 dq's on my credit can simply be explained as old dq's more than 3 years ago.? absolutely no current dq's.
With this loan i will have free cash from my loan that i currently have.? About 275 dollars less in payment every month so this will help not hurt.
Monthly net income: $ my net income is 4300 between me and my fiancee

Monthly expenses: $ 1831
??Housing: $ 250 (renting room while saving for house)
??Insurance: $ 102
??Car expenses: $ 350
??Utilities: $ 60
??Phone, cable, internet: $ 44
??Food, entertainment: $ 125
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 100 payment to current cc bill
??Other expenses: $ 675 prosper loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$504.98

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1984	Debt/Income ratio:	25%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,772	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	guero_tx	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
This loan will be used to achieve two purposes: (1) to alleviate a short-term need for cash, and (2) to pay off credit card debt. I will pay off the first $5K by early January - I'll be using it to make a purchase for family living abroad, for which I will be re-paid when we go to visit for the holidays. The remainder will be to pay off credit cards.

My financial situation is solid: my net salary income is $4,730. My wife earns $1,600/mo. I have primary responsibility for our mutual expenses - she typically contributes about $800/mo towards our mortgage, putting my total monthly income at $5,530.

Our fixed monthly expenses:
mortgage $1,620
home ins/warranty 100
utilities & phone/cable 390
automobile expenses 510
groceries 500
sports/gym 200
Contribution to Savings: 600
Total Expenses $3,920

Disposable Income: $1,600

I am a good candidate for this loan because I know what needs to be done to pay it back, have good self-discipline, and am motivated to get rid of my debt!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$196.26

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1983	Debt/Income ratio:	4%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$605	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	radiant-justice	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in IRA
Purpose of loan:
This loan will be used to?build a balance in my Health Savings Account IRA before the government changes the rules on HSA's.?

My financial situation:
I am a good candidate for this loan because I have a high credit score, and substantial salary, bonuses and?monthly payments (for over 4 more years) for the sale of a business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$145.19

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1991	Debt/Income ratio:	4%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$896	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	credit-plato7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with bills
Purpose of loan:
This loan will be used to pay off a couple of high interest toxic debts and rewire my kitchen

My financial situation: is improving, I need this to get things back on track.
I am a good candidate for this loan because I have a steady job that will increase in salary next year and I will make my payments.

Monthly net income: $ 2700.00

Monthly expenses: $ 725.00
??Housing: $0.00
??Insurance: $75.00
??Car expenses: $0.00
??Utilities: $150.00
??Phone, cable, internet: $100.00
??Food, entertainment: $250.00
??Clothing, household expenses $100
??Credit cards and other loans: $50.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1992	Debt/Income ratio:	32%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$53,723	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	economy-enlightenment2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Investment
Purpose of loan:
This loan will be used to?partially fund?a 40% ownership of an electrcial supply distributor.?The remaining 60% will be owned by a multi-billion dollar wholesale firm.? My husband will be the president and?business manager.? He has over 15 years of experience managing an electrical supply distributor for an international company.?

My financial situation:
I am a good candidate for this loan because I will continue to be employed as a middle manager?by a?very profitable multi-billion?
dollar manufacturer and my income will be supplemented by my husband's salary and bonuses from the electrical supply distributor.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$859.48

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	74%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$35,958	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ikeloans	Borrower's state:	Illinois	Borrower's group:	1 IZZMANLENDS I WILL BID UP TO $10000 ON YOUR LOAN JOIN
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a home
Purpose of loan:
This loan will be used to? Purchase a home on South Tampa. As the market is in a downward trend, figured i would get in while the prices are still good

My financial situation:
I am a good candidate for this loan because? I make all my mayments on time and make enough to pay down loan within 2 yrs

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $ 500????????
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.79%	Starting borrower rate/APR:	25.79% / 28.11%	Starting monthly payment:	$401.79

Auction yield range:	8.29% - 24.79%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1996	Debt/Income ratio:	4%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$874	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	youthful-return	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lawyer fee's
Purpose of loan:
This loan will be used to? pay my lawyer for a cicil lawsuit of which i am owed several million dollars. i have been fighting for my company and money that was taken from me and i have won every single battle in my favor in the civil court. now, i need this extra money to pay my lawyer for depositions and "discovery" of the other side. since i have won every motion from the court in my favor, i need to move foward to these last step before my trial starts on early 2010.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
120,000.00
Monthly expenses: $
??Housing: $ 1300.00
??Insurance: $ 300.00
??Car expenses: $ 0
??Utilities: $
??Phone, cable, int200.00ernet: $
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1994	Debt/Income ratio:	36%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	38 / 38	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,751	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	thoughtful-funds7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit Cards and
Purpose of loan:
This loan will be used to? to clean up all my credit cards and do some improvements to my apartment

My financial situation:
I am a good candidate for this loan because? I am not late on any of my bills.? I just want one bill to payoff instead of abunch

Monthly net income: $ without my spouse $2003.00

Monthly expenses: $ 1290 with utilities
??Housing: $ 900.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1998	Debt/Income ratio:	10%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	16y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,393	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	generosity-control	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
Purpose of loan:
This loan will be used to?Just to get back in my feet

My financial situation:Huntington
I am a good candidate for this loan because?I would pay it back on time

Monthly net income: $ 3,000.0

Monthly expenses: $ 1600
??Housing: $300
??Insurance: $200
??Car expenses: $270
??Utilities: $100
??Phone, cable, internet: $
??Food, entertainment: $300
??Clothing, household expenses $400
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1995	Debt/Income ratio:	5%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,007	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	shiny-payment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New headlight
Purpose of loan:
This loan will be used to replace a headlight on my car.

My financial situation:
I am a good candidate for this loan because....I always pay my bills on time, I have a very secure job and I have good credit history. In fact, I just purchased a new home which is one reason I need this loan.

I took a big chunk of my savings and made a check out to the the mortgage people, and wouldn't you know it, the very next day, a rock hit my car and broke the headlight. ? To make a long story short, they are bi-xenon headlights and the only fix is to buy and install a whole new headlamp to the tune of $1,441.56 including tax and installation.

Adding to my bad luck, the car needs to pass state inspection next month and with buying a house and moving and all (not to mention Christmas presents from Santa), I'll still be a little short by then.? Please help me get through the holidays and keep my sanity.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1997	Debt/Income ratio:	17%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,600	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	titan5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to?get caught up on bills so I can?avoid late fees and penalties.? I consistenly pay but I am in a cycle where I can not get caught up.?

My financial situation:
I am a good candidate for this loan because?I have two?jobs and?get paid (direct deposit) every Friday.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$186.95

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	29%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$25,402	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	dime-vista5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to?
Consolidate some of my debt.
My financial situation:
I am a good candidate for this loan because?
I am a full time employee and have been at the same job for the past ten years. I have never been late on a payment.
Monthly net income: $
Approximately $2,200.00
Monthly expenses: $
??Housing: .
??Insurance: $?
??Car expenses: $?118.00
??Utilities: $?100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 657.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,480	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Yuriana26	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-739 (Oct-2009) 700-719 (Jun-2007)
Principal balance:	$262.08	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Pay off washer/dryer financing
Purpose of loan:
Our 15 year old washer/dryer gave up 2 months ago and we had no choice but to get a new one and that time we made a mistake of financing it thru the store appliance for 24% interest. We would like to pay it off so we have better interest and we can pay it off fast through prosper loan.

My financial situation:
I have a very good credit score and never fail to pay my payments/bills every month. My credit score/history can attest to that. I believe that if you utilize or use a credit card or if you owed money- it is to be paid for no matter what. I hope you guys are going to give me help get out of that 24% interest furniture store/retail card. Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$196.26

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1975	Debt/Income ratio:	25%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$35,988	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-worthy-durability	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
Purpose of loan:
This loan will be used marketing for my wholesale business.? Specifically it will be used for trade show participation and for a more sophisticated web site
.My financial situation:
I am a good candidate for this loan because my business is growing and the?loan will be used to increase sales.
Monthly net income: $5000.

Monthly expenses: $2455.
??Housing: $ 707.
??Insurance: $ 228.
??Car expenses: $ 0
??Utilities: $ 150.
??Phone, cable, internet: $120.
??Food, entertainment: $300.
??Clothing, household expenses $50.
??Credit cards and other loans: $ 400.
??Other expenses: $ 500.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2006	Debt/Income ratio:	26%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$469	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	felicity-haven	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
basement water leakage repair
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1993	Debt/Income ratio:	31%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$53,624	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	deal-stilleto	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off my credit cards.?

My financial situation:
I am a good candidate for this loan because I have "never missed a payment" status on all my bills.? I take great care to manage by credit.? I am a home owner with flawless payment status.? I never missed a payment.? My wife and I have 3 children under the age of 5. We have made it a priority to keep my wife at home to care for our children.? So times are tight now.? I am totally able to manage my debt.? What I am not able to manage is recent changes to the credit card companies that have been raising rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1982	Debt/Income ratio:	38%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$190,250	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	brightest-repayment-octave	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to?Consolidate and pay off my credit card debst.?

My financial situation:
I am a good candidate for this loan because?
I have a good credit score, have no blemishes on my credit record and am a responsible person.
Monthly net income: $ 2,125

Monthly expenses: $?2000
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 350
??Phone, cable, internet: $ 300
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	8.29% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2002	Debt/Income ratio:	30%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,979	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	TrustSteve	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rehab a new kitchen and bathroom
Purpose of loan:
This loan will be used to rehab a kitchen and bathroom. I just bought a fixer-upper in San Diego CA?for 50% of its value. Because its kitchen and bathroom were damaged very badly during foreclosure, this property doesn't qualify for a traditional loan. In order to get a big discount, I aggressively pay cash for it. Now I need some money?to rehab the kitchen and bathroom so that I can resell it for some profit. I bought it for $130,000, it's market value is around $230,000 to $250,000. The rest of the property is still in very good condition, just need a fresh paint and new carpet, so the total rehab cost is?well below $15,000. Therefore, I am here?to borrow a total of $20,000 for the rehab and to cover some closing cost of prosper.com and home staging fee when I resell it.?

The rehab?job should be?able to finish within 2 weeks, because this is really not?a big?project. I?can get this?property sold within 2 months easily if I list it at?$199,900, which is way below market price of around $230,000 to $250,000. Plus, I am a local Licensed Realtor, I can save some cost by listing it?on MLS myself.?I am also a Certified Home inspector and?CA?licensed Appraiser.? This is not the first time I flip properties, I am know what I am doing. I am pretty sure that I can pay?your guys?back within 6 months. By the way, I have worked for a construction company for?over 4?years, so this project is really a piece of cake.

My financial situation:
I am a good candidate for this loan because I have never been late on any of my payments. I have a annual salary of over $60,000 a year on W-2, plus I have some commission check coming in every month as a Realtor. I have a credit score of over 780, somehow prosper's system doesn't give me a good rating. I called them and they said it is because I have 4 inquiries in the last 6 months. Well, of course,?I was originally plan to get a traditional?loan to purchase this property, so I shopped a few banks to get a better rate. In the end, this property doesn't qualify for the loan because of the bad kitchen, so I ended up paying cash for it. Send me an email, I can provide you my credit report. I think prosper's credit rating system is ridiculous, at least not reflecting my real credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$435.58

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1987	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	9	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	top-income-singularity	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping with college
Hello, Im trying to help a granddaughter finish paying for school to become a medical doctor. Schools now days are pretty expensive. I do beleive a loan through prosper may give us a better rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 256281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1991	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ArgusRogue	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sand for VB Court-Revenue Generator
Purpose of loan:
To purchase 400,000lbs of sand to build another volleyball court at our volleyball facility.? This will be the tenth court at this site we've built over the last eight years.? Each court generates approximately $10,000 a year net.? We were almost at capacity last year and expect growth this year.? Even with only 35% of use of new court, we'll break even on loan payments.? We could pay for new court out of cashflow in 2010, but we probably wouldn't be able to build until mid-Summer or later and that would waste valuable usage/rental time.? By getting loan now when we're slow with the cold weather, we can put court in, clean up and be ready for business by March when it gets warm enough to use.

Website of programs is:? www.interlink-charlotte.com

My financial situation:
I've paid every bill and debt I've ever incurred.? My credit rating is rated as only Fair due to slow payments (all made,?but for a period of time, due to cash flow?issues,?some were delayed?past 30 days)?through 2005 as the business was growing.? Not easy to get conventional loan and would prefer not to borrow from personal friends.? We've been doing well every since, with revenue up over 25% in 2009 alone.?

Monthly net income: $ 50,000 personally: $450,000 company

Monthly expenses: $
??Housing: $ 1,100
??Insurance: $ 90
??Car expenses: $0 (both?SUV's paid for, company pays for gas/maintenance)?
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300 (company pays for most entertainment as it's part of job)
??Clothing, household expenses $ 100
??Credit cards and other loans: $?125
??Other expenses: $ 200 (miscellaneous)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 403961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	27%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	6y 3m
Amount delinquent:	$173	Revolving credit balance:	$17,798	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	pkill23	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cleaning up my bills
Purpose of loan:
Pay off $5000 on a credit card @ 29% and pay down other debt

My financial situation:
I am a good candidate for this loan because I have a stable job. Just hit?6 years of service
Monthly net income: $
$3517.8

Monthly expenses: $
??Housing: Live with elderly grandmother
??Car insurance: $1200/annually of $100/month
??Car expenses: $75-100 month gas?
??Phone, cable, internet: $75/month
??Food, entertainment: $150/month
??Credit cards and other loans: $375/month?
??Other expenses: $125 storage bill
Total: $1725/month leaving $2592.80

Please be advised that I am planning on paying this loan off sooner then the full 3 year term.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	27%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,696	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-thoughtful-bazaar	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on my feet
Purpose of loan:
This loan will be used to get me back on my feet.? I had some unforseen costs this summer and am now behind on a few of my bills.? I want to be able to take charge of my finances.?

My financial situation:
I am a good candidate for this loan because I am gainfully employed and am committed to paying the loan back in a timely manner.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 120
??Car expenses: $ 250
??Utilities: $ 50
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 200
??Other expenses: $ 140
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,279	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	green-loot-companion	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car for transport.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1964	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$74,698	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fairness-cadence	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional Devlpmt Training Co.
Description: I have been?acquainted with these partners for years and witnessed their integrity in good and hard times. I?have seen their 20 year passion for Personal and Professional Development training. They've invested 10's of thousands of dollars in their own training and education. They've worked with?and continue to receive?coaching from some of the most successful people in this?field. I want to be?a?limited partner?as they launch and have opportunities to be involved further?as an assistant. My partners already have some and are in process of obtaining other celebrity endorsements for?this company. We are in the final stages of writing a book that will quickly become a national best seller and have access to many avenues for TV, Radio and other press promotions. (This is not advertising cost but promotional endorsement).
Purpose of loan: Marketing materials, a 4 day training (by the #1 rated Coach in the world, training people?to be successful in this type of business; LA Dec 3-6). Also misc start-up costs as well as provide a little cushion?while the business becomes profitable.
My financial situation: I have steady income of $47,315 annual income as stated, I have a history of timely payments (see credit report), I have additional incomes from other sources; namely $48,000 annual rental income, significant equity in 2 homes,?a low amount of monthly financial responsibilities, plus I will have income from the company in addition to my ROI. I understand that a large % of businesses fail within the 1st 5 years. However, based on my partners in-depth understanding of this business, their business plan, their coaching from world class authorities, etc, I believe this will be a very profitable venture. Even if things go wrong I am happy to pay off this loan.
*NOTE* The Revolving Credit Balance is INCORRECT; $70k of that was a LOC which was converted to a 2nd DOT?against a RE Investment property.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$94.41

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,975	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	balance-molecule	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying For Medical School
Purpose of loan:

This loan will be used to cover rent and food until my next financial aid disbursement (late January).

My financial situation:

I am a good candidate for this loan because I don't have an expensive lifestyle, but I just started medical school and moved homes to do it - so there were many one time costs in moving and buying medical equipment (stethoscope, otoscope, etc...). The next disbursement (late January) will be enough to pay off or down any loan and live minimally as a student.

Monthly net income: $30k/yr in disposable/living oriented - financial aid.

Monthly expenses: $ 2265
??Housing: $ 1k
??Insurance: $ 85
??Car expenses: $ 450
??Utilities: $ 30
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $
Thanks to you for reading this far. Happy Holidays.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$126.62

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1998	Debt/Income ratio:	30%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,814	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	proud-commerce	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to consolidate a high interest rate credit card.?

My financial situation:
I am a good candidate for this loan because the payment for my Prosper loan should be about the same as my credit card payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	17.29% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1991	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$383	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wonderous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help paying off car loan
Purpose of loan:
This loan will be used to? help pay off a car loan.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time.? I always pay more than the minimum when paying off credit cards.I've been at my place of employment for almost 3 years. I've worked hard to get my credit score above 700. No eating out, cancelled cable, no family vacations. Paying this car loan off will help ease a huge burden on us. My credit score from Experian dated Nov. 6 is 722 so I don't know why it says it's under 700 according to Prosper's.

Monthly net income: $ 40000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$82.89

Auction yield range:	8.29% - 20.00%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2002	Debt/Income ratio:	22%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$29,758	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mcgeemp	Borrower's state:	Virginia	Borrower's group:	MONEY DIES
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 Credit Cards
Purpose of loan:
I have?2 cards totaling $2200 that would like to pay off.? This would greatly reduce the interest rate rather then continue to pay with the card company.

My financial situation:
I manage a retail wireless store of?a solid company.? In addition my wife is expecting to start teaching within the next year (we had been waiting for our daughter to get a bit older for her to start teaching).? That will be additional income currently not reported.
In addition, I have a rental in my basement and an additional rental property (townhouse).? Both renters are very mature college graduates (one has?her masters degree) and have solid rental histories. This would be additional income to offset expenses listed in my credit report.

Monthly net income: $?
Average $3100 net.

Rental:
Both units total: $1270 / monthly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	26%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	0y 8m
Amount delinquent:	$1,274	Revolving credit balance:	$27,413	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	friendly-contract2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs Needed
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2006	Debt/Income ratio:	27%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,657	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	demon6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debts
Purpose of loan:
This loan will be used to consolidate debts by paying off high interest debts and credit card balances.

My financial situation:
I am a good candidate for this loan because I have a very good experience in the computer industry, a steady job and income. No dependents and other responsibilities. I have a very good payment history.

Monthly net income: $ 3200

Monthly expenses: $ 1350
??Housing: $ 400 (shared)
??Insurance: $ 100 (health)
??Car expenses: $ 180 (including insurance)?
??Utilities: $ 50
??Phone, cable, internet: $?20 (share with a room mate)
??Food, entertainment: $ 250
??Clothing, household expenses $?150
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$118.49

Auction yield range:	11.29% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1992	Debt/Income ratio:	31%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$26,543	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	network6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help with school loan
Purpose of loan:
This loan will be used to??
pay off a couple small loans and also help pay for christmas. We have three children, my daughter is a senior this yr. and it is a very expensive year.
My financial situation: I am employed full time?32 hrs a week and my husband is a self employed in construction so its tight this time of year especially having to buy senior pics and various other senior items.
I am a good candidate for this loan because?? I am a hard worker and I pay my bills. I just need a little extra help this time of year.

Monthly net income: $ 2000-3000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $???Utilities: $?
??Food, entertainment: $?
??Clothing, household expenses $?
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$276.88

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1992	Debt/Income ratio:	48%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,897	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	loan-slingshot	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off a couple of bills
Purpose of loan:
This loan will be used to pay of a couple of bills

My financial situation:
I am a good candidate for this loan because I currently have a good credit rating and?want to keep it that way.

Monthly net income: $ 3150.00

Monthly expenses: $?
??Housing: $ 612.00
??Insurance: $ 35.00
??Car expenses: $ 150.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00?
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1997	Debt/Income ratio:	9%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,568	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	reformation1	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Holiday Season
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I have a nice Tax Return coming in a couple of months to use for repayment of the loan.I have designed an electric bike ready for Holiday Market!I need inventory
Monthly net income: $
2800.
Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 150.
??Car expenses: $40?
??Utilities: $ 170
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.????????
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	29y 5m
Amount delinquent:	$8,400	Revolving credit balance:	$1,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	560-579 (Aug-2008)
Principal balance:	$2,866.21	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Prosper loan, consolidate bills
Purpose of loan:
I want to combine all my bills into one to get them paid off faster.? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 665.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off a little faster than the 36 months.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC and balance had fell behind and went to a collection agency back a few years ago when I was having a hard time but I have had a payment plan with them for over a year feel like I am making a lot of progress.? I have talked with this credit company about a reduction in amount taking off interest and late fees and they are willing to work with me.? If I can get a decrease in this loan to be able to go ahead and pay off this would help me to be on my way of having a debt free life.? Would love to be able to pay this off and therefore I can pay my others off much more faster..? It would just relieve some stress and help to get my credit back to top notch standing.? I feel I have made great progress and just need a little help to accomplish my goal.? Please help me to do that.? Please, Please help me to get to a debt free life.? Your help would be a tremendous help in achieving this goal.

Monthly net income: $ 2950

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.
Please help me get debt free. Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 14.52%	Starting monthly payment:	$32.71

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1978	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,393	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	towering-truth	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected bills, health issues
Purpose of loan:
This loan will be used to?pay all bills until I receive money in mid -January for property sold. By the end of January , I would be re-paying the entire loan. This situation exists only because my wife developed a health condition which is now much better , but required a great deal of money to be spent on possible cures.. Very few doctors even recognize this as a disease and while we don't have the first known cure, she now can lead a normal life. Former Oakland pitcher Billy Koch apparently went through this.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1989	Debt/Income ratio:	16%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,588	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	bonus-storm	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating my kitchen
Purpose of loan:
This loan will be used to update my kitchen
My financial situation:
I am a good candidate for this loan because I have been great at paying my bills on time for the past 5 years

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 1625
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 50
undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2001	Debt/Income ratio:	24%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unrelenting-gold	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
completely paying off credit card
Purpose of loan:
This loan will be used to pay off a credit card that my soon to be ex-husband charged up

My financial situation:
I am a good candidate for this loan because i will have the ability to pay it off with no problems and will finally be able to get rid of the credit card and my soon to be ex-husband

Monthly net income: $ 2680.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 65
??Car expenses: $ 390
??Utilities: $ 75
??Phone, cable, internet: $ 215
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1986	Debt/Income ratio:	34%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	8y 4m
Amount delinquent:	$34,912	Revolving credit balance:	$1,091	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	trustworthy-compassion8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off one credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? This loan is used to pay off a collection agency, the first time in 25 years, I have had an agency try to collect. I have had credit for 25 years, paid many accounts in full and have owned three homes, all paid off and the current one, making payments on time. I have one credit card debt to CHASE bank who are willing to settle for $15,000.00. I am professor, in my current job for 9 years and previous job for 9 years. I have experienced a culmalitive effect of not being able to handle this debt. First, we moved to CA to get experimental treatment for my daughter's autism, which cost of over $1,500,000 (over 4 year time period). I came to CA with a salary as assistant professor of $46k. I worked hard and took consulting jobs to keep up with the bills. In 2005, I got ahead on my bills due to hard work and dedication, but this past year, the University imposed a furlough for the professors and my wife's teaching job (art) at an elementary school also imposed furloughs. Our monthly salary dropped and then in August of 2009, with all the stress, I had a mild heart attack, A four day hospital stay cost us $62,000.00. Insurance covered a portion, but owe them money and have an installment plan negotiated. I am good candidate because I am an honorable man and I want to honor my debt. I have a good history of paying in full, except this one time. I have learned many lessons from this. I do not want to declare bankruptcy as attorneys have advised. I want to honor my debts and be proud that I have always and will continue to honor my debts. Please consider my request. thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	16%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$95,445	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	loan-party	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$66.43

Auction yield range:	8.29% - 11.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	3.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Gregori	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting our house ready for sale
Purpose of loan:
We mainly want to hire someone to remove wallpaper in several rooms of our house and then repaint.? We expect to put our house on the market next Summer.

My financial situation:
Actually, we already have the cash to do this ourselves, but we wanted to finance the work at a good rate if we could get one.? Plus, we really wanted to try out a person-to-person loan for the first time for the experience.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2000	Debt/Income ratio:	42%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,143	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jodir04	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Dec-2007)
Principal balance:	$442.66	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Let my debt make you money!
Purpose of loan:
We have worked very hard to get out of debt in the past 4 years.? We were going through a credit counseling agency but want to pay things off on our own without paying them a monthly fee every month just to pay our bills for us.? We would like a loan that will give us one payment and the date of it being paid off in 3 years.? This way our debt is paid off by a set deadline and we can watch our debt go away forever!? I had orignally asked for $20,000 to combine everything I owe into one loan, but under Prosper's recommendation I am only asking for $5,000.? This will allow me to pay off the things with the highest interest and then maybe work the other things onto Prosper later.? I love the idea of Prosper and peer to peer lending.? I would much rather be paying someone who is giving me a helping hand then paying a bank who is just in it to get as much money as possible.

My financial situation:
My family has had some bumps in the past, but has recovered.? I got a substantial raise early this year and my husband will be moved up to a management position at his job within the next 30 days.? We also now own our own home and want to be on stable financial ground.? One payment for all our debt would allow that.? We have never *not* paid something.? I take my debt and bills very seriously.? I want a stable life for my family and financial stability would be a major part of that.?

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $300
??Utilities: $?75
??Phone, cable, internet: $50
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?400 (This loan payment would 1/2 the credit card payment.? So I wouldn't be paying $400 to the credit cards and still need to?put money towards Prosper loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$32,945	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	society1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off some higher interest credit card debt.? Also, things are slow this time of year until Mid January and this loan helps us get through this time. I expect to pay this loan off early.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.? I do utilize a lot of credit but I pay the bills when they are due.? This loan will be the same.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,730	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	awesome-contract5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying back my family
Purpose of loan:
I am looking for a way to pay back my grandfather who loaned money to me and now needs the money himself.? I don't want to be a burden and he needs the money now (can't wait for payments, he has to go into a nursing home and needs the money).? This would allow me to pay him back and make payments to pay it back.

My financial situation:
I am a hard worker.? Most of this year I worked 3 jobs at the same time in order to make sure my obligations are met and my family has what it needs.? Going to college while taking care of my family was hard and is what led to this debt.? I now work full time and my wife works full time.? I always pay my bills no matter what and you can rest assured?this will be paid in full.?

Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 25
??Car expenses: $ 0 Truck?is paid for?
??Utilities: $ 50
??Phone, cable, internet: $50
??Food, entertainment: $?400
??Clothing, household expenses $100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1978	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,671	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	6
Screen name:	TryItNow	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,250.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008) 600-619 (Mar-2008)
Principal balance:	$839.21	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd Prosper Loan - Consolidation
Purpose of loan:
This loan will be used to? pay off high interest credit cards and continue to build my credit history
My financial situation:
I am a good candidate for this loan because? Despite past problems (all the negatives are from long ago) I have been rebuilding my credit for the last?4 1/2?years and all accounts are current and in good standing.? The inquiries are from trying to obtain this loan on the open market.? As you can see by my credit score I have paid on time and have increased my score steadily over the past year.? This is an opportunity for me to upgrade my?credit and to add to my credit history, I have been paying on my current Prosper loan for?almost?1 1/2?years with no problems and always on time.?

Monthly net income: $ 3475

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 69
??Car expenses: $?650
??Utilities: $
??Phone, cable, internet: $ 50
??Food, entertainment: $ 275
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.25%	Starting borrower rate/APR:	14.25% / 16.41%	Starting monthly payment:	$428.74

Auction yield range:	4.29% - 13.25%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1992	Debt/Income ratio:	6%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$191,990	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparency-kayak	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Update kitchen & consolidate debt
Purpose of loan:
This loan will be used to??update my?original,?barely functional kitchen?by?converting to gas, adding a dishwasher, installing a new kitchen sink, painting the kitchen cabinets, and?having?minor electrical and plumbing work done.? This money will also be used to pay off two existing credit card debts.

My financial situation:
I am a good candidate for this loan because?
** I have excellent credit (780+)
** Stable and?solid paying employment (5+ years as engineer at same employer)
** Good assets (approximately $97k in stocks and bonds).?

I've paid off 2 car loans, one student loan and several old credit cards without ever defaulting.? Had one late payment back in college (20+ yrs ago).? I repay my debts timely and in full. Thanks in advance for your support!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 14.52%	Starting monthly payment:	$32.71

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1993	Debt/Income ratio:	53%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	2y 11m
Amount delinquent:	$3,596	Revolving credit balance:	$4,212	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	texas68	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college and bills.
Purpose of loan:
This loan will be used to complete purchases for books and pay bills.? Plans to continue on with a Master's degree as well?

My financial situation:
I am a good candidate for this loan because I am a responsible individual who will pay the loan back as instructed.? I am presently employed but seeking a higher paying job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$113.29

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1993	Debt/Income ratio:	43%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$39,013	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lightning5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Grad School
Purpose of loan:
This loan will be used to complete applications and all required documents for graduate school (registration fees, application fees, transcipts fees...)

My financial situation:
I am a good candidate for this loan because I have steady income. I would like the opportunity to return to graduate school and obtain a masters in social work.

Monthly net income: $ 3500

Monthly expenses: $?1400
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1989	Debt/Income ratio:	51%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	7y 3m
Amount delinquent:	$5,418	Revolving credit balance:	$2,512	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	amjes	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (May-2008) 580-599 (Dec-2007)
Principal balance:	$1,962.20	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidate Bills
Purpose of loan:
I?want to?finish consolidating the?bills we have incurred while my husband has been unemployed.??Please help?us improve?our credit score and make a difference in?our family's?financial future.??Thank you.

My financial situation:
I have tried very hard to keep up with our payments while my husband has been unemployed.??We are trying to get everything back in order.??He just started a new job and we would like to be able to get our bills caught up and taken care of quickly.??My account is currently set up for automatic payment therefore it will never be late.??I have a good job and will make the payments and can guarantee that this loan will be repaid in full and hopefully we will be able to make extra payments on this loan to get it paid off quickly.

Monthly net income: $3500 - I also have a part-time job which brings in about $300 per month and I also have my husbands income as well.

All expenses below are shared with my spouse.
Monthly expenses: $
??Housing: $?1200
??Insurance: $ 199
??Car expenses: $?700
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2002	Debt/Income ratio:	23%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,932	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ChrissyQ5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	600-619 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Paying off Medical Bills and School
Purpose of loan: This loan will be used to?pay off medical bills to reduce monthly payments and bridge the gap before I can get financial aid for school. This will be my second Prosper loan, the first one was paid off early and each?payment was on time. I am?also a?Prosper lender, and love the entire concept.?I had my gallbladder removed in April of this year, and my insurance only covered 80% of the procedure. I?had?to stay over night because the anesthesia made me sick to my stomach. I am going to use this loan to finish paying the hospital, doctor, and anesthesiologist. I currently pay $50 a month to each of them, so this monthly payment will be lower and help free up some cash to save (so hopefully I can just pay in full if this happens again). The other part of the loan will be used to pay my tuition for one class. I was taking classes last year right after my baby was born in August. Being a first time mom, I didn't realize how taxing the schedule would be. I ended up dropping on of the classes. So I only completed 60% of the credit hours I had registered for, while my school requires you to complete 67% in order to be eligible for loans and financial aid.?

My financial situation: I am a good candidate for this loan because? I am a very responsible person, and I know how to live before my means in order to pay my bills. I never pay late, and paid my previous Prosper loan in full early.??
Monthly net income: Me = $1500 (full-time job) + Husband = $2000 (full-time job) = $3500
Monthly expenses:?(Both of our bills)?$3,110 (with medical bills) $2,960 (after loan is used to pay off medical bills)
Housing: $975??
Insurance: $250??
Car expenses: $300 (gas, maintenance) + $235 (one car payment,?other car free and clear) = $535???
Utilities: $150???
Phone, cable, internet: $200???
Food, entertainment: $450????
Clothing, household expenses $200???
Credit cards and other loans: $100?(2 credit cards @ $50 each)???
Other expenses:?Medical Bills (3) $150. Allergy shots 1 per week @ $25 co-pay each = $100

*The 3 delinquencies are 3 credit cards I used to have?in the beginning of 2009. We were rear ended by a little old lady who shouldn't have been driving, while we were stopped at a light. She totaled my car, forcing us to take on a car payment we could not afford at the time. I had just depleted my savings to purchase the car that was totaled a few months prior. We did not have full coverage on the vehicle, a situation that has been remedied this time around. This led to the public record, where I filed for bankruptcy right before my surgery in April. I did not do it willingly, but my lawyer recommended it as our best option.?My husband and I?tried to get part-time jobs without success.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$414.82

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1997	Debt/Income ratio:	15%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,665	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kingdaed	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards before promotional balance transfer rates expires.

My financial situation:

Savings / Stocks / Misc

Bank Accounts: 4000$
Stocks: 8000$ in stocks, 3000$ in long call options
401(k): 23000$

Income

7750$ a month salary before taxes/deductions

Expenses

800$ a month mortgage payments (500$ on the first, 270 on the second)
80$ cable + internet bills
260.51$ car payment
40$ water bill
175$ gas + electric bills a month
130$ cell phone bill
350$ credit card payment (this is the one I want to payoff)
Total: 1835.51

I am a good candidate for this loan because? I have the financial resources to easily pay this back. My credit card interest is 2% right now but will balloon to 17% next year on a 24000$ balance... with this 12500 and 12000 from my savings + selling stocks I can pay this off before this resets.... I would typically get another balance transfer but I can't find any existing balance transfers on any of my cards... I have noticed since the introduction of the new credit card legislation all my existing balance transfer offers have vanished... I could probably apply for a new credit card with a balance transfer but I don't know how much I would be able to transfer among other questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	22%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	14y 10m
Amount delinquent:	$1,399	Revolving credit balance:	$270	Occupation:	Other
Public records last 12m / 10y:	0/ 6	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	webuyhosts	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	740-759 (Oct-2009) 660-679 (Jul-2009) 640-659 (Apr-2009) 640-659 (Jan-2008)
Principal balance:	$2,283.06	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Buying 1.6 acres with school house
This is our 3rd loan total with prosper . Purpose of loan: We are buying 1.6 acres of land? and it comes with a 1903 school house. Our future plans is to rebuild the school house from the ground up , we will pay an architect?to make new floor plans for rebuilding the school house from the ground up. This is a 10 year project for us, but we really have the passion to own this peice of land and have the floor plans redone before this old school house crumbles. I have had loans and have an active one now with prosper and always have paid them off? and payed on time. If you have any questions please reply to me , we look forward to getting this loan.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	14.29% - 20.00%	Estimated loss impact:	14.89%
Lender servicing fee:	1.00%	Estimated return:	5.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	49%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$35,583	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cer68	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High APR Credit Card
Thanks for taking the time to read my request for a loan. I am requesting this loan to be able to pay off a high interest credit card. Unfortunately, I used this credit card to pay for my tuition to complete my master's degree. I charged the tuition at 1.99%, and was astounded to find out that the rate had been increased to 24.99% without justification. All payments were made on time each month, and I was gradually reducing the balance. Additional research on this credit card company proved that I am not alone. They apparently did this to thousands of people.

I have set a goal to be debt free in the next 3 years. I have already reduced my debt by approx. $15,000 over the past year, so I am well on my way. I work as an elementary school teacher and also have several investments. My husband also works full-time as a network analyst, so we have a dependable income.

I feel that I am a good candidate for a prosper loan because I am dependable, trustworthy and always pay my debts on time and in full. I have never defaulted on a loan or had a delinquency. I do have 4 other credit cards, but they have a very low rate so they are not a concern to me at this time. I own my car, and do not have a monthly car payment. My husband's income pays all of our household bills, including mortgage, utilities, etc. My only responsibility is to pay the credit card bills. As of right now, I pay $400 a month on 4 cards. The card that I would like to pay off has a monthly payment of about $180.

I appreciate any and all bids, and look forward to completing the loan process through Prosper. Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$179.91

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	45%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,623	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mandy605	Borrower's state:	Michigan	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	700-719 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	1 ( 8% )	660-679 (Aug-2008) 640-659 (Jul-2008) 660-679 (Jun-2008)
Principal balance:	$5,232.84	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Refinancing First Prosper Loan
Purpose of loan:
This loan will be used to?Refinance my existing Prosper Loan.

My financial situation:
I am a good candidate for this loan because?I have had the existing loan for over a year now and have never once paid late and have always paid over the minimum payment.? During the last six hours of my listing, Prosper's site was unavailable due to some site construction.? I truly feel that my interest rate would have been bid down significantly had there not been an issue with the site.

Since this loan went through, a lot of great things have happened for me.? First, I was able to pay of a very hindering, high-interest credit card.? I now have seen my credit score increase little by little every month!? I've also finally?gotten engaged to my boyfriend of over 7 years.? We are getting married in March and are fortunate that all of our wedding expenses can be paid without having to use one credit card.? I've also got hired into a great company where I have wonderful benefits and a high pay.

These days, every single penny counts and this refinance loan will help put a little more money back in my pocket.? I truly appreciate any bids that anyone has to offer and am open to any questions that anyone has for me!

Thank you so much in advance!

Monthly income: $3,250 (after taxes and benefit contributions)
*My salary is $35,000 annually, but I also earn $2,500/month (before tax)?in commissions.? I have paystubs to prove my commissions.? Last month, I earned $3,100.? My last Prosper loan got cancelled because Prosper wanted me to only claim my salary as income.*

My living arrangement has not changed.? I still live at home and plan to until the wedding day (I come from a very strict Catholic household).? I help out by paying the monthly association fee for our condo along with groceries every now and then.

Monthly expenses: $2,082
??Housing: $160?(my contribution)?
??Car expenses: $600 (Car payment, insurance & gas)
??Cell Phone: $60
??Food, entertainment: $600
??Household expenses $100
??Credit cards and other loans: $50?
? Prosper Loan: $372?(I've been paying $450)?
??Monthly IRA Contribution: $100
? Gym Membership: $40

? Remaining Income is going towards savings and expenses?for the wedding and maybe a house one day??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1976	Debt/Income ratio:	64%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	16 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	10y 3m
Amount delinquent:	$185	Revolving credit balance:	$2,730	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-holly	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of a vehicle
Purpose of loan:
This loan will be used to buy a used vehicle. The car cost $5,400, I have most of the money saved up. All that is needed is what I need to barrow.

My financial situation:
I am a good candidate for this loan because I have work for the city's school districts transportation for over 10 years and do not plan on retiring in the next 5 years.
I would like to use prosper more for future use for all my loans.

Monthly net income: $
$1600 School Transportation
$1000+ I also receive my husbands Social Security.

Monthly expenses: $
? My son pays for most of the house bills.

??Insurance: $ 220
??Utilities: $ 300
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Credit cards and other loans: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$590.42

Auction yield range:	11.29% - 28.49%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	86%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$46,567	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college.

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different (higher salary) year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2200
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700 (currently)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$167.24

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 4m
Amount delinquent:	$485	Revolving credit balance:	$963	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bright-bazaar9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt to one payment.
Purpose of loan:
This loan will be used to consolidate debt into one payment.

My financial situation:
I am a good candidate for this loan because I already pay these bills regularly and on time. I am simply consolidating.

Monthly net income: $ 2,400

Monthly expenses: $
??Housing: $ 800
??Insurance: $?60
??Car expenses: $?No car payment, 0?
??Utilities: $?Included in rent, 0
??Phone, cable, internet: $ 120?
??Food, entertainment: $ 200
??Clothing, household expenses $?40
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1995	Debt/Income ratio:	29%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	5y 3m
Amount delinquent:	$1,538	Revolving credit balance:	$11,234	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hope-summoner	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off all my credit cards

My financial situation:
I am a good candidate for this loan because I'm just trying to pay off all my credit cards and bring them to one monthly payments and I have always pay my bills on time,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$1,094.97

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1983	Debt/Income ratio:	18%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,281	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hope-fighter7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Signing for Daughters Masters
Purpose of loan:
This loan will be signed so my daughter can go to Johns Hopkins Medical School

My financial situation:
I am a good candidate because both my daughter and I are hard workers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$496.36

Auction yield range:	17.29% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,671	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	discrete-balance	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
renovate my beauty salon
Purpose of loan:
This loan will be used to help rebuild my Beauty Salon, there was a fire in the church next door to my business. We experienced smoke damage & unfortunately through bad insurance advice we were not carrying the correct coverage. We have re-opened but Ihave not been able to replace/update certain items.We need to repaint & replace a number of dryers and shampoo stations.

My financial situation:
I am a good candidate for this loan because my credit is good, I don't pay late on my bills

The business grosses approximately $6,000 per month which adequately covers all expenses including payroll?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1989	Debt/Income ratio:	44%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$38,231	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	wise-asset-pinnacle	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and have no record of late payments.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 1112
??Insurance: $ 250
??Car expenses: $ 300
??Utilities: $ 190
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$774.30

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	18%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$51,676	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bauble2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish remodeling the home
Purpose of loan:
This loan will be used to finish up a construction project. I had already paid for a remodel project and builder did not complete the project. So I need to complete the sheet rocking and the finish work.

My financial situation:
I am attorney and I make a decent salary.? I have a low debt ratio and feel that I will be able to make all payments without any trouble.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1989	Debt/Income ratio:	16%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,741	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	encouraging-coin1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment for coffee shop
Purpose of loan:
This loan is to be used to purchase equipment to open a coffee shop.

My financial situation:
I am a good candidate for this loan for several reasons...

1. I have good credit and pay my bills.? One of the many joys of life is paying off bills and loans...(No, I'm not an idiot. ? It really is fun.)
2. I have a steady job that allows me to take care of my family and put back for retirement, so I've built up retirement reserves and cash reserves to cover unplanned for expenses.
3. I am a CFO (MBA-Accounting) and Attorney (Litigation) and know what is expected of me when it comes to carrying out my responsibilities.
4. I am trustworthy.? I wouldn't have been blessed to be where I am, but for people trusting me and me building/earning trust.
5. I am willing to bust my "tail" to make this business work.? I have had several ventures.? None have lost money.? Some have made money.? I don't play to lose.
6. I've done the cashflow projections and know what is needed to succeed.? These are based on actual figures, not opinions.? I know the daily number of customers and the "spend" needed to succeed.
7. I want to replicate this model several times over.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$313.36

Auction yield range:	6.29% - 7.00%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	30%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$36,317	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wonderous-payout8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
I put myself through school using credit card offers with very low APRs?between 1997-2003. These APRs would "be" good until the balance is paid in full. I still have these balances with a relatively low APRs (on average ~8%) on several cards and make?approximately $1500 - $2000?in payments every month, but given the changes in the credit card industry, I've started seeing the terms to pay off these balances evolving for the worse... For instance, the minimum payment on one of the balances I want to consolidate increased the minimum monthly payment by 250%!?? I'm afraid the others would follow suit and then I won't be able to make the minimum monthly required payments and if I miss one payment, my APR would jack up to 30%.? This would ruin me for decades to come as I would likely try to do the right thing and?pay it all off but I'm also afraid the bankruptcy abyss is where my creditors?would?drive me to should I not be able to come up with the minimum payments at these usurious interest rates.

I don't want to risk this. I want to?do the right thing.?

My financial situation:
I am a good candidate for this loan because I want to do the right thing. I work very hard,?have a good income,?and have held steady employment since arriving in this country as an immigrant from Central America. Since 1993 I've only worked, continuously, for 2 employers and while employed put myself through school, have helped my parents purchase a home and have also purchased a small studio apartment for myself. I'm credit worthy and have never paid any bill late and have never defaulted on any debt obligation. I certainly want to keep it this way.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,535.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$80.25

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1999	Debt/Income ratio:	9%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,544	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pobzeb	Borrower's state:	Montana	Borrower's group:	Aimvest
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my last credit card
Purpose of loan:
I will use this loan to pay off my last credit card and be completely debt free.

My financial situation:
I am a full-time, salaried employee in the tech industry and part of the largest local retail store in the state. We were recently named #1 in Consumer Reports for online retail beating out top companies like Costco and BestBuy. This year we are set to break all previous revenue records for our company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1996	Debt/Income ratio:	25%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	0y 8m
Amount delinquent:	$856	Revolving credit balance:	$10,897	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rlnsmooth	Borrower's state:	California	Borrower's group:	AA-C Rated Borrowers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	640-659 (Jul-2007) 600-619 (Apr-2007)
Principal balance:	$756.57	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Catching up
Purpose of loan:
Since my last posting, my family has grown.? I am now the proud father of 2 beautiful children.? I am doing the same job with a new company who took over our old contract.? The growth opportunities are huge for me.? I am currently the station manager and expect to be promoted by the new year to a Station Director.? I am looking to consilidate my credit card debt to have one montly payment and eliminate the crazy interest rates I have.? This will enalble me to do so.

My financial situation:
I am able to pay my debt, but I currently have more payments then I care to have.?? I currently own 2 homes.? The one we live in was purchased in Jluy of last year.? My first home became a rental property given to my in-laws to pay for.? Due to the hard finacnial times, they were not able to make the monthly payments.? I carried the difference for approximately 8 months last year, but with the pleasant surprise of a 2nd child, I was unable to pay any further.? The home has not had any payments made since August of 2008.? I have tried numersous times to negotiate a deal with the lender, but since it was considered a rental, they would not help me.? I tried to get it sold as a short sale, but was not able to make it happen.? I have just been notified they have started foreclosure proceedings on this property.? Because of this situation, my credit score has taken a very big hit.? I am 100% current on my home, and have not missed a payment since purchasing.? I am responsible with my debt, and I am looking forward to making things a little easier.? I have about 11,000.00 in debt that I would like to eliminate.

Monthly net income: $ 3852.00

Monthly expenses: $ 2840.00
??Housing: $ 1250.00?(This is my portion of the house my wife and I share.)
??Insurance: $ 185.00
??Car expenses: $?150.00 (I take the train to work now)
??Utilities: $ 310.00
??Phone, cable, internet: $ 45.00?
??Food, entertainment: $ 120.00?
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 370.00
??Other expenses: $ 310.00 (includes?time share)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$74,090	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sweetlan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Testing out Prosper.Com
Purpose of loan:
This loan will be used to?test out how this website works.

My financial situation:
I am a good candidate for this loan because I owned four rental properties, one is free and clear, and the other three have small mortgages with a postive cash flow.

Monthly net income: $ 11000 (after taxes)

Monthly expenses: $
??Housing: $ 1250
??Insurance: $?200
??Car expenses: $ 100?
??Utilities: $ 100
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 0
??Other expenses: $ 500

Note: Prosper rated me a "C" Rating, based on my Experian Score of 660-679.? This is NOT correct.? See the picture I posted, which is my 3 credit scores (Transunion, Experian, Equfax), with the lowest of the three being 743.? Looks like a glitch in the Prospect / Experian API.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,301	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durability-excellency	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to Expand Business
Purpose of loan:
This loan will be used towards business costs to expand business.? The funds will cover cost of marketing
My financial situation:
I am a good candidate for this loan because I have always paid everything on time.? I simply want to retain a cash position and utilize prospers platform.? I have the financial capability and?excellent?credit score?to pay this loan back.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$163.34

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2000	Debt/Income ratio:	10%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$117	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	edgehilldrwv	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a better car for our family
Purpose of loan:
This loan will be used to purchase a newer vehicle. It will replace a 1992 Toyota Camry with 258,000 miles on the odometer.
The last couple years it has been costing about a $1000 a year in repairs. Currently it needs rear struts, and air conditioner work.
Our estimates for the struts are $500. For the air conditioner work, it $100 to evacuate and leak test the system. Actual repairs would be additional.

Instead of continuing to make repairs, not knowing when the engine or transmission may go, we would like to get a newer car.

We?ve identified Honda Civics from 1997 to 2001 as the best choices. Locally we?ve found a 2000 Civic Value Package for a reasonable price per Edmunds.com appraisal. If we can get financing.

Since gas prices doubled, we drive to and from work. Errands are done along the way.

We drive about 10,000 miles per yr. A newer car should let us drive?years before we have to worry about major repairs.?

My financial situation:
I am a good candidate for this loan because I have?a steady recession resistant job. Our sales for Black Friday are 20% higher than last year.
What I've been paying to keep our current car running is?almost equal to what I anticipate our payments will be for a newer vehicle.

Monthly net income: $ 1,300

Monthly expenses: $ 985
??Housing: $ 0
??Insurance: $ 167
??Car expenses: $ 147
??Utilities: $ 235
??Phone, cable, internet: $ 26
??Food, entertainment: $ 325
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 0
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	37%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	21 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,467	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	friendly-pound	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off bills

My financial situation:
I am a good candidate for this loan because? by paying off my credit cards this will free me up to complete graduate school which I will complete in one year and a half and make more money

Monthly net income: $ 3583.00

Monthly expenses: $
??Housing: $ 883.00
??Insurance: $ 50.00
??Car expenses: $ 297.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ medical bills 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1980	Debt/Income ratio:	25%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	17 / 17	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	5y 2m
Amount delinquent:	$70	Revolving credit balance:	$3,616	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	5
Screen name:	gold-watcher7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay taxes and pay off car
Purpose of loan:
This loan will be used to?Pay off high interest?credit accounts, taxes and car loan. I only owe 2500 on my car.?

My financial situation:
I am a good candidate for this loan because? I take my responsibilities seriously. I am trying to put my self in a position to become debt free. Paying off some high interest accounts will open up income to pay this loan at a faster rate. I have worked for the same employer for 5 years. I am looking for a hand up not a handout.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$163.30

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1988	Debt/Income ratio:	28%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	29y 3m
Amount delinquent:	$260	Revolving credit balance:	$5,478	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	order-solo	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Property tax
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1975	Debt/Income ratio:	5%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,969	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	value-emperor	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Condominium Assessment
Purpose of loan:

The purpose of the $2,000.00 loan is to pay off my condominium assessment.

My financial situation:

I am a good candidate for the loan because I will pay it off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.64%	Starting monthly payment:	$44.95

Auction yield range:	11.29% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	18%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,650	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-p2ploan-microscope	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To get bills caught up.
Purpose of loan: ?This loan will be used to pay off a few bills.

My financial situation:? I am a good candidate for this loan because I do everything possible to pay my bills ontime.

Monthly net income: $ 1760

Monthly expenses: $ 1039
??Housing: $?0
??Insurance: $ 139????
??Car expenses: $ 50
??Utilities: $?200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$156.14

Auction yield range:	17.29% - 26.49%	Estimated loss impact:	19.54%
Lender servicing fee:	1.00%	Estimated return:	6.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	31	Length of status:	31y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,257	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	hudzilla01	Borrower's state:	Texas	Borrower's group:	Perfect Solution Systems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 680-699 (Sep-2008) 660-679 (Aug-2007) 660-679 (Jun-2007)
Principal balance:	$1,932.39	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Home Improvement for the Holidays
Purpose of loan:
This loan will be used to remodel my two bathrooms before the holidays. Also, $1,200 of it will be used to pay off two of my credit cards which will save enough monthly to pay for this loan.

My financial situation:
I am a good candidate for this loan because? I've been employed with the same company for 31 years. I've also paid on time my existing Prosper loan and have?9 remaining payments. I'm showing 3 late payments on my credit report and one is for a mortgage payment that was 32 days late. This was during our recent refinance and they did not receive the payoff until the second day of the month. The other two I believe were for two small credit card payments that were just forgotten during a time with a loss in our family. Everything else has been up to date and the mortgage company said they were going to remove the one late payment.? NOTE: I don't know why I'm listed as a HR rating - last week when I had an auction going I was listed as a D rating. And as you can see they ran my credit report again and my credit score went up??????????

Monthly net income: $ 5,600

Monthly expenses: $ 3356
??Housing: $ 1161
??Insurance: $ 205
??Car expenses: $ 305
??Utilities: $?335
??Phone, cable, internet: $125
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 475
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1988	Debt/Income ratio:	39%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$255,247	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ingenious-peace2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Debt Consolidation
Purpose of loan:
This loan will be used to?pay the property tax on my business building and to consolidate some credit card debt that I used?for the start-up expenses of my growing business.???

My financial situation:
Luckily my excellent credit allowed me to apply several 0% credit card offers toward the initial start-up expenses and down payment on the building.?After one year, the zero or low credit card promotional periods?are?up.??I'm?currently?managing?extremely?high interest rates and?some chunky year end bills.? I am a good candidate for this loan because I have a great?credit history.?Although my?debt ratio is currently high due to the expenses of starting the business,?my premier dog day care and boarding business?continues to improve each month.? I continue to work my 6 figure full time job until the business maintains financial independence.?

Thanks for contributing to the turning point of profitability and Happy Holidays.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1987	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	18y 0m
Amount delinquent:	$426	Revolving credit balance:	$5,283	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jobliner	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off crdit cards and some other small bills?

My financial situation:
I am a good candidate for this loan because?my debt ratio is low and I have a good, stable job history with a good monthly income?

Monthly net income: $ 4500

Monthly expenses: $ 1800
??Housing: $ 0????
??Insurance: $ 600
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	14%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	1y 8m
Amount delinquent:	$302	Revolving credit balance:	$1,749	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	excellent-balance	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To start a new
I am single mom living in MA. I am a Case Manager helping those who wish to establish/or re-establish themselves within the community.
I have been living here for 5 years, having moved here from Puerto Rico with my son for a better start and a future. I had been born and raised on the island of Puerto Rico, so you can imagine that leaving was bitter sweet for me.

My son has always been the inspiration for me to succeed without ever looking back. I had enrolled in English and Computer training courses for the organization that I now represent. Moving here was exciting and rewarding for us, that's not to say that it has not been without its share of bumps along the way. The way I see it, everything in this life is a test of faith.

This is a very exciting time for my son and I, we will be going on vacation this December by visiting Puerto Rico for the first time in 5 years. The best part is that my son is finally getting the opportunity to reconnect with his father after being abandoned by him shortly after his birth. I'm so happy because my son is happy. Best of all by paying off what I owe, I'll finally be able to replace my sons' bed room set, obtain a living room set and make sure my little boy enjoys his Christmas.

The purpose of my loan is to pay off my existing credit card debts totaling $1,700.00

My monthly utilities are $150.00 (Cable and Electric)

Groceries are $150.00 & Rent is $311.00

My net take home pay is $1,940.00

I currently have 2 Delinquencies on my credit report to which I requested that they be investigated for fraud.

I am very meticulous about paying what I owe and leave nothing to chance as it is an investment in myself but most importantly insuring my sons' future. That is what I hold in the highest of regards.

Please feel free to contact me if you have questions. I am a very responsible person, in work, life and most importantly...my son.

I Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$78.99

Auction yield range:	11.29% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1972	Debt/Income ratio:	26%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,000	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-palmetto	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical and Credit card consolidate
Purpose of loan:
This loan will be used to? Pay some (3 medical bills) and pay on at least 3 credit cards that I would not like to get down to a reasonable amount.????

My financial situation:
I am a good candidate for this loan because?? I have a good steady income, but I had eye surgery the beginning of 2009 and have fallen behind since then.? If I just have a loan to get caught up I know every thing will fall into place.????????????
Monthly net income: $?3100.00????????????

Monthly expenses: $
??Housing: $ 750????????
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 200.00????????
??Phone, cable, internet: $ 80.00????
??Food, entertainment: $ 150.00????
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 750.00????
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	40%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$428	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	solo63	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt items
Purpose of loan:
This loan will be used to?catch us up on bills and ect. so we dont loose all we got-- got behind when economy wenrt down? hard to catch up need help

My financial situation:
I am a good candidate for this loan because?i am in good standing with bank

Monthly net income: $ 3,2500 with financs' included

Monthly expenses: $
??Housing: $ 868.00
??Insurance: $ 130.00
??Car expenses: $ 356.00
??Utilities: $ 120'00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 120.00
??Credit cards and other loans: $ 45.00
??Other expenses: gas $45
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1995	Debt/Income ratio:	22%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	2y 1m
Amount delinquent:	$33,025	Revolving credit balance:	$7,086	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fairness-revolutionary	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1975	Debt/Income ratio:	26%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	31y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,593	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	heartpounding-dough1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay off JFCU and Wells Fargo
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I do pay my bills.??However, I feel that if I am afforded?a loan from?Prosper, I will, hopefully, be able to have a little extra money each month for day to day living expenses.????

Monthly net income: $ My net income ranges from $4400.00 to $4700.00 due to ovetime worked.

Monthly expenses: $4100.00
??Housing: $ 1825.00??
Insurance: $ 109.00
??Car expenses: $ 550.00
??Utilities: $ 160.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 350.00
??Other expenses: $ 160.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$199.64

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2000	Debt/Income ratio:	59%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$34,442	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	dwn2low	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	620-639 (Sep-2009) 640-659 (Jun-2008) 620-639 (Mar-2008)
Principal balance:	$2,715.77	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Refi Prosper Loan and bills
Purpose of loan:
This loan will be used to?refinance?my existing prosper loan as well as?to? pay off a credit card that recently inceased my rate without notice for no reason. You can see that I have made consistant early paymentsto my current prosper loan.

My financial situation:
I am a good candidate for this loan because I am an Officer in the USAF and integrity and honesty is what I stand for. I have paid consistanly on this loan for?over a?years . My current DTI is high due to the fact I am attending graduate school for Clinical Psy through Capella and this school cost more than my Tuition Assistance so I have student loans to cover the rest, however they are defered until I finish. I also have several investments which I could liquadate to pay this loan but wish to keep those for the future. My credit score is low due to my DTI?NOT because i do not pay my bills. I?am now?deploy to the desert so this?has increase my income temparaily but I am looking to keep my payments at the current amount or lower.
Thanks

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 150 (Gas lol)
??Utilities: $?180
??Phone, cable, internet: $ 135
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Boat: $ 275
??Harley$300
?? Investments $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1986	Debt/Income ratio:	56%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,774	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	astute-commerce	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a Year at School
Purpose of loan:
This loan will be used to pay off this semester and next semester of my junior college. I am in need of this loan so I can continue onto a four year university to become a quasi-language major. With my bachelors in Japanese, Chinese, French, and Arabic, I plan to pursue a career in foreign diplomacy. This loan will also allow me to pursue my dream of joining the Peace Corps after obtaining my degree in order to truly make a difference in this world.

My financial situation:
I am a good candidate for this loan because I hold a steady part- time job at a home-town bakery as well as work for school. Before college strained my finances I consistently paid my credit cards in full every month as well as pay every bill on time or early. Despite my financial situation I strive to pay significantly more than the minimum balance due on current bills. To date, all of my bills are current, with no recent delinquencies.?

Monthly net income: $ 530.00

Monthly expenses: $
??Housing: $ 233.00 ????
??Insurance: $ 0.00
??Car expenses: $ 80.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $0.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$64.20

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1987	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$107,526	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nonprofexec	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping a promising photographer
Purpose of loan:
(Reposting this request, to ask for more specific items, and less money.) My daughter is a brilliant photographer (the photo on this listing is one of hers) who graduated one year ago from a major art college. She has worked hard to build her business and is beginning to receive recognition, including covers for LA Weekly, OC Weekly and Village Voice (among others), but she is still a "starving artist". I want to help her by purchasing some of the things she needs to really become successful and secure. She is a wonderful young woman, who has worked very hard all of her life. I just want to make sure her dreams come true. This loan would pay for the following: large soft box ($399.99) and a Canon EF 24-70mm f/2.8L USM Zoom Lens ($1299.99) plus part of the taxes and shipping (I can handle the rest). This would help her enormously, as much of her profits now are spent renting equipment. It would be a gift from me to her, not an obligation she would need to repay.

My financial situation:
I am a good candidate for this loan because I have never been delinquent on a single payment to anyone. The one delinquency in the amount of "zero" shown on my report was a cable box I returned when I moved, but the company claimed was it was returned late (and this was five years ago!). They refuse to remove it, so I am stuck with it on my record. I am a homeowner, have lived in the same community my whole life, and I am a successful executive director of a nonprofit agency. Much of my debt ratio is caused by student loans which I took out for my daughter, and which she is helping to repay as she can (another reason I want her to succeed!) and also a large revolving credit balance from home equity loans I took out to upgrade and improve my own home and the rental property I own. With the current market it's hard to be enthusiastic about home improvement, but it will pay off in the long run.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $2,700
??Insurance: $275
??Car expenses: $50
??Utilities: $95
??Phone, cable, internet: $140
??Food, entertainment: $150
??Clothing, household expenses $100
??Credit cards and other loans: $650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.83%	Starting monthly payment:	$38.19

Auction yield range:	8.29% - 21.00%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1997	Debt/Income ratio:	12%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,348	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	accord3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff High APR Credit Card
Your assistance is appreciated in allowing the payoff of a high APR on a credit card.

This loan will be repaid with both salary and rental property income; statements available.

Effective 40% APR - to go into effect Jan 1st 2010. I am a VB/VBA programmer, currently on site at Qwest via Apex Systems Inc?and earn approximately $65000 annually from salary.? The rental income portion is from two condos yielding $14000 rent annually.? I'm new to Prosper but can provide necessary statements to prove annual income.? My credit reports will show I have not missed a payment to credit card, utility, etc. for at least five years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,995.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.19

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,013	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vividgates	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,950.00	< mo. late:	0 ( 0% )	680-699 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Business Growth and Boost Cash Flow
Purpose of loan:
Part of this loan will be used to take care of cash flow, and most of it will be used to attain patent rights to license to a manufacturer.

My financial situation:
I am a good candidate for this loan primarily because of my payment history.? Due to the bad economic climate for web development services, there has been near full utilization of credit cards, but instead of selling as much assets as possible, in order to shore up income, there has been identification of patents within the car industry in the nature of a portable good, where there is a high likelihood of the patent being licensed for production.? Full details of the patent is available upon signature of a non-disclosure agreement (NDA) and verifiable identification.

Monthly net income: $ Web development consulting has varied for most of the year.

Monthly expenses: $
??Housing: $ 0 (live with parents)
??Insurance: $ 0
??Car expenses: $ 150 or so a month for insurance, gas and maintenance.
??Utilities: $ 0
??Phone, cable, internet: $ 40 (cellphone)
??Food, entertainment: $ 120 at most
??Clothing, household expenses $ 80 at most
??Credit cards and other loans: $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	15%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$675	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tolerant-transaction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A+ Borrower Needs Funds For Dream
Purpose of loan:
I have found my dream home and am about $25,000 short on the transaction. Rough numbers: I'm buying a bank-owned property for $350K, coming in with $75,000 down (from my own reserves) and getting a loan for about $250K... leaving me about $25,000 shy of being able to acquire this property. (plus closing costs)?This home is a newly-remodeled estate on over 2 acres in the Sacramento foothills (valued nearly $750,000)... over 3000 square feet, with a pool and outbuildings; absolutely beautiful property!

My financial situation:
I am a good candidate for this loan because?? I have near 800 ficos and have?never been late on anything. I have zero consumer debt other than about a $6K loan on my $25,000 Honda SUV. I am a landlord and own a rental property in East Sac which is covering it's debt. I earn over $100K / year and have the documents to back it up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	23%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	18	Length of status:	7y 10m
Amount delinquent:	$1	Revolving credit balance:	$269	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	integrity-snowdome3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate a few expenses
Purpose of loan:
This loan will be used to? Consolidate a few expenses to make monthly amounts smaller and more manageable.

My financial situation:
I am a good candidate for this loan because? My financial past history is not good. I have a Chapter 13 that will be completed in 2012. I can afford to borrow this amount ($2500) and pay it off with interest in a timely manner and stay within my monthly budget. I had reached mutually agreeable settlements with a few of my financial obligations prior to the chapter, and I have been current with all my monthly payments. With the loan I am proposing, I would be able to lower my monthly payments and reach financial independence by 2012. If your company would consider my proposal it would be tremendous!

Monthly net income: $ 3,268

Monthly expenses: $ 2, 857.32
??Housing: $ 767.00
??Insurance: $ 85.50
??Car expenses: $ 322.82
??Utilities: $ 100.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 0
??Other expenses: $ 1,340
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$805.81

Auction yield range:	17.29% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1997	Debt/Income ratio:	33%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,302	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	vigilance-rancher	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my loans , credit cards
Purpose of loan:
This loan will be used to? will be to pay off high intrest credit cards and high intrest loans?and lower my monthly payments.

My financial situation:
I am a good candidate for this loan because? always paid my bills on time and i feel this could help me free up sum money .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$487.78

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	13%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,005	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	astute-benefit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my dog's vet bills
Purpose of loan:
This loan will be used to?to pay off my 2-year old dog's vet bills. I adopted her a year ago and she had numerous health issues. She's doing great now, but I'm now in more debt than I would usually take on.

My financial situation: Is very stable! I have a mortgage, have been working at the same job for more than 5 years and pay all my bills on time. Lately, it has been tough to keep up with all my varying credit card debt (I keep trying to negotiate lower aprs!), and I would like to consolidate my debt.
I am a good candidate for this loan because?I am a financially responsible citizen who just loves my dog and wants the best for her! I've also gotten smart and now have pet insurance, so this probably won't happen again. Just seeing her jump around and play has been worth every moment of anxiety for me, but now I'm ready to really pay my debts off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	25%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,743	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dave1016249	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Jun-2008)
Principal balance:	$2,966.55	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards
My financial situation:
I am a good candidate for this loan because? i pay my bills in a timely manor and have a steady work history as you can see i have a loan already witch is in good standing i wasn't sure how?prosper worked when i took that loan so i didnt take as?much as i needed but after seeing how much it has helped im ready to pay off some more?

Monthly net income: $
2800
Monthly expenses: $
??Housing: $ 669
??Insurance: $?80
??Car expenses: $ 80
??Utilities: $?100
??Phone, cable, internet: $ 60
??Food, entertainment: $150
??Clothing, household expenses $ 100????
??Credit cards and other loans: $ 400????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1982	Debt/Income ratio:	27%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,157	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Patty00xx	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008) 620-639 (Dec-2007) 640-659 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
To my Daughter's dental expense

?? I have been living in Miami Florida for 46 years. I have been in the banking career?for over?20 years. I am responsible & honest person. I want to? cover the expense of my daughter- TMJ(treatmentor possible oral?surgery)- The dental insurance only covers $1,000.00. I plan to pay automatically from my checking account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	47%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,436	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fervent-interest8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INVENTORY PURCHASE
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$393.02

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	38%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$30,725	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	interest-giraffe584	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-759 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	760-779 (Sep-2008)
Principal balance:	$12,355.26	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off hospital debt
Purpose of loan:
This loan will be used to pay off?hospital bills incurred by my son from surgery he received?after he graduated college. When he graduated, he lost his school health insurance and before he could get his own insurance, he was injured and needed surgery. This?loan?will pay off this debt for him and help him get on his way.?

My financial situation:
I am a good candidate for this loan because of?the excellent payment history I have with my creditors as well as sustained employment in the same industry for 19 years.?I take great pride in keeping up this standard of paying our bills on time without exception and greatly appreciate the help from the Prosper community.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	34%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 4m
Amount delinquent:	$835	Revolving credit balance:	$1,461	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Hardworking_legomama	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MAKING A BETTER LIFE
Purpose of loan:
This loan will be used to? Consolidate bills and focus on school.? Getting ahead in life.
My financial situation:
I am a good candidate for this loan because? I own my home and vehicles outright.? I am current on all bills except some medical bills totalling under 900.00 which are being negotiated for payment by my insurance.? I have a strong work ethic and always strive for more. Obtaining this degree will help me obtain a better paying position with the ability for advancement.? This will also help me to consolidate a few bills in order to have just one payment instead of several.? This would also help me to pay off my creditors faster and reduce my monthly expenses.? My husband pays most living expenses so payment on loan is guaranteed.? I am a hard worker and always look at getting ahead and bettering myself.? Returning to school at 41 for a second bachelor's is exciting.? 75 credit hours from my first degree at Purdue University transferred thus placing me in my junior year at DeVry gives me the opportunity to complete my degree in a year and a half!!!? This loan will give me even more incentive to succeed and be on my way to better things!!

Monthly net income: $ 1920.00

Monthly expenses: $?see below
??Housing: $ 0.00???PAID IN FULL
??Insurance: $?0??Car expenses: $?100
??Utilities: $?0
??Phone, cable, internet: $?200
??Food, entertainment: $ 75
??Clothing, household expenses $?0
??Credit cards and other loans: $ 470
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$180.79

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1982	Debt/Income ratio:	32%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$48,922	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	a-important-truth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Joint Account
Purpose of loan:
This loan will be used to pay off all my credit cards.?
My financial situation:
I am a good candidate for this loan because?My partner lost her job unexpectedly more than a year ago.? So needless to say, going from 2 healthy incomes to 1 overnight was a crash course in lifestyle adjustments and sad to say the 10 year relationship did not survive.? I racked up a lot of credit card debt to keep our house, vehicles, and the normal day to day expenses (electricity, insurance, etc...).?Even as tight as things got every bill?I have has been kept current.? I have turned the corner now, I was just able to refinance my house to a much better interest rate. The last thing I need to do to move on is pay off the only account my ex and i held jointly.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1700
??Insurance: $?90
??Car expenses: $ 0
??Utilities: $?300
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,350.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$196.78

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	48%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-619 (Oct-2009) 620-639 (Sep-2009) 620-639 (Jul-2009) 620-639 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Credit Cards are the DEVIL!!!!!!!!!
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a?job as a food and beverage manager of ?a? hotel?and want to get out of debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, ran in to some idenity theft hence the inquiries and late payments, working to get that off my credit, and now I just want it all to go away. I am beginning a second job in october which will net me another $800.00 a month, since i am getting engage this month, if i muster up the gusto to ask my girlfriend of five years. I just want to consolidate it all to make it one easy payment. This is my tenth try at this, all the bid is much appreciated. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!! For all who continue to bid listing after listing I greatly appreciate, maybe one day the loan will be funded!

Please!!!!!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$88.64

Auction yield range:	8.29% - 25.00%	Estimated loss impact:	8.60%
Lender servicing fee:	1.00%	Estimated return:	16.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	66%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$29,626	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	triumphant-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my mom with her Dr. bills
Purpose of loan:
This loan will be used to? My mother has breast cancer and is just beginning treatments.? She needs a little help from me for gas money and also to help keep her kennel in business.?? She has not been back to work since the surgery and needs a little help getting her Christmas puppies ready to sell.??(shots, grooming, transportation, etc...)

My financial situation:
I am a good candidate for this loan because? I have steady employment for the last twenty years.?

Monthly net income: $ 3350

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 71
??Car expenses: $ 600
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1985	Debt/Income ratio:	26%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,912	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shirebay	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-779 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	780-799 (Jul-2009) 760-779 (May-2008)
Principal balance:	$8,117.88	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards with a little left over for Christmas and car repairs.

Chase Disney Rewards just sent me notification that to remain profitable they need to raise my interest rate to prime plus 13.99% (effective Jan 1, 2010).
I do have the ?right to reject? these changes and continue paying according to the original terms, if I close my account.
This is my longest held credit card with the highest available credit line. If I close this account my credit score will go down.My financial situation:
My husband and I have always paid our bills on time!? We want to pay off this credit card to avoid the rate increase.We have a goal to be debt free within the next 5 years and transferring this debt from Chase to Prosper will help us to accomplish this goal within 3 years.Monthly household net income: $5262.66

Monthly household expenses:
? Housing ?(rent): $2100
? Insurance (renters, auto): $141
? Car expenses: $400
? Utilities (elec, water, garbage): $ 87.62
? Phone, cable, internet: $94.84
? Food, entertainment: $550
? Household expenses: $100
??Credit cards $400? (transfers to Prosper Loan Repayment)
? 1st Prosper Loan $459.07
? Savings for tuition:? $300
? Medical: $420
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2004	Debt/Income ratio:	16%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$152	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unequaled-durability4	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
683 FICO - Work Cap - Existing Bus
Purpose of loan:
I have an existing retail/wholesale tile and stone import?business which has been in business for 6 years, with over $60K in inventory assets alone.? Last year generated over $700K in sales and gross profit of $350K.?? With the current economic environment, we are working towards ensuring that we?have multiple revenue streams.?? These funds will be used to build out a dealer program and develop samples.? Dealers puchase samples in my industry and thus the entire cost will be covered as my dealers purchase the packages.?? We have several accounts who have already ordered sample sets.?

My financial situation:
683 FICO in TU and Equifax.? Currently no signifianct debt outstanding but I don't have alot of credit history, never used lines of credit and?have been relying solely on cash.? I have one loan, originally $35K for my business which will be paid off in 2 months and it has an excellent payment history.??
Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1990	Debt/Income ratio:	56%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	9y 7m
Amount delinquent:	$35	Revolving credit balance:	$58,834	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peso-sergeant	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off medical bills/school
Purpose of loan:
This loan will be used to? help pay my medical bills and further my education. I am a recent breast cancer survivor and have alot of bills.????

My financial situation:
I am a good candidate for this loan because? my income is steady and current. I will get paid and can pay this loan off with auto pay.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0????I don't have a payment.????
??Insurance: $ My spouse makes these payments and we have separate accounts.
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,969	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	growingbiz2010	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-639 (Oct-2009) 640-659 (Jun-2008)
Principal balance:	$1,456.99	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Short Term Small Business Loan
Purpose of loan:
This loan will be used to purchase tax software and supplies for the upcoming tax season.? I am an accountant/tax preparer and have been in business for over 7 years now.? Business was slow this past year due to the poor economy, so cash flow is a little tight right now which is why I am requesting this loan. ??

However, business has been picking up finally, and I expect to have a good tax season.? I also have a unique niche that I plan on capitalizing on.? That niche is working with online business owners, including eBay sellers, graphic designers, coaches, virtual assistants, etc.? The online business community is growing very rapidly, and there are very few accountants that have knowledge about online businesses so this market is vastly under-served.?

My goal for this loan is to purchase new tax software for the upcoming tax season, and to create a marketing plan to really dominate the online business market.? The marketing plan will include a blog dedicated to online business owners, and teleseminars and webinars to get my name out there as the expert in online business taxes.?

My financial situation:
This is my second loan through Prosper (both business loans).? I have an excellent repayment history.? I have never missed a payment or even had a late payment.? Being an accountant, my credit history is very important to me, so you can be sure that I will go above and beyond to repay my loans and to keep my credit history in good standing.?

My goal is to pay this loan off quickly using the profits earned this tax season (average earnings from tax season = $20,000, this is in addition to my full time job).

I appreciate the opportunity that the Prosper community offers.? Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	4%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,616	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Zenith35	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	27 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008) 740-759 (Jan-2008) 720-739 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Investment Property Repairs
I am an investment banker who works in New York?City and I?have been at the same firm for?6+ years.? I am also currently a Lender.? I have substantial assets but with the recent stock market downturn I don't want to liquidate my current holdings.? I would like to use these borrowed funds to do some minor repairs on the?four investment properties I own in Charlotte, NC.

My financial position is as follows:

Monthly Income: approx. $15,000-$16,000 (this is my average 2009 monthly income, it's somewhat lumpy since I get approximately half of my income as a bonus/restricted stock in February)

Monthly Expenses: $5,000

Total Assets: Approx. $215,000

Total Debt: Approx. $32,000 (I only have?a student loan and minimal credit card debt)

I incurred the student loan when I went back to school?10 years ago to get my MBA, the best investment I ever made in myself.

I have started a real estate investment firm with two other partners.? We currently own?four rental properties in Charlotte, NC.? I am personally guaranteeing these?mortgages along with my other partners.? I have equity of approximately $50,000 in this firm.

If anyone has any questions, please feel free to ask.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$95,539	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	organized-gold8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?
?debt consolidation?

My financial situation:
I am a good candidate for this loan because?
paying off high interest credit

Monthly net income: $ 7,500.00

Monthly expenses: $
??Housing: $ 2,500.00???
??Insurance: $ 40.00
??Car expenses: $
??Utilities: $ 250.00
??Phone, cable, internet: $ 70.00
??Food, entertainment: $?250.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$323.92

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1984	Debt/Income ratio:	70%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$118,206	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	motivator6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Lets build a fence*
Purpose of loan:
This loan will be used to?
Home Improvement (build a fence and update my house for re-sale purpose)

My financial situation:
I am a good candidate for this loan because?
?I have lots of credit and have never been late on anything. I have been on my job for 25 years, lived in my home for 12 years so I definitely show stability. I work at a bank, along with having rent houses, and I buy and?sale property as I can for additional income. I am short on cash at the moment due to paying out over $17000.00 in the month of November, paying the IRS and, property taxes.?
Monthly net income: $
$7000.00
Monthly expenses: $?4700.00
using: $ 862.00
??Insurance: $ 65.00
??Car expenses: $ 425.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?600.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1998	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 4	Employment status:	Retired
Now delinquent:	6	Total credit lines:	43	Length of status:	8y 0m
Amount delinquent:	$4,325	Revolving credit balance:	$1,874	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-forte7	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial Help
Purpose of loan:
This loan will be used to?consolidate some debt, assist with unexpected expenses until my wife can find additional work

My financial situation:
I am a good candidate for this loan because?I am a 100% disabled Veteran and worked until I was medically retired by the state in 2001; my income is secure.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 0- taken from net retirement
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	17%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	turbine160	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 640-659 (Sep-2008)
Principal balance:	$1,817.01	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Remodel Bedroom
Purpose of loan:
This loan will be used to? Remodel spare bedroom for my husband who is handicapped.The carpet in his room needs to be replaced with a tile floor and the doorway needs to be bigger to accommodate his wheelchair.

My financial situation:
I am a good candidate for this loan because? I have a current prosper loan which I have not been late on any payments.I budget my money and pay my bills on time.I had some history of late payments related to large amount of medical bills because my husband was ill.We had to file bankruptcy due to the large amount of medical bills.He has since established good insurance and I am able to pay the bills on time.My approximate monthly bills averages around $1100.00 per month.So I will be able to afford to make a payment on a loan.

Monthly net income: $ $2500

Monthly expenses: $
??Housing: $ 421
??Insurance: $ 90
??Car expenses: $ 80
??Utilities: $ 100
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 113
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$181.49

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1993	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	8y 9m
Amount delinquent:	$32	Revolving credit balance:	$2,057	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kind-sublime-asset	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical and credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	24%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$458	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	point-force	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for Grad School
Purpose of loan:
This loan will be used to fund my educational expenses, mostly for medical school.

My financial situation:
I am a good candidate for this loan because I have a permanent job, and always pay my bills on time.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1981	Debt/Income ratio:	14%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,251	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jimmieyoo	Borrower's state:	NewYork	Borrower's group:	Perfect Solution Systems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,250.00	< mo. late:	0 ( 0% )	600-619 (Sep-2008) (Apr-2006)
Principal balance:	$2,031.03	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
MY 3RD PROSPER LOAN

Dear Prospective Lender,

Thank you for your support in my goal to have some financial freedom in my life.

I already paid off my first loan, with never a late charge or?a missed payment.

I took out my second loan which I have been paying diligently once again: never late and never missed a payment yet.
I need more money to pay down some debt and I would like to pay this second loan off as well.?

I now would like to take out another loan for $7500 to pay the remainder of my bills, balance of my existing prosper loan, credit cards, etc. You know from my payment history that I have never been late or missed one payment yet, so you know I am reliable. I really would like to have this money.? It would really help me and simplify financial issues in my life.

If I get this loan, my Prosper payment would be my only payment.

Please believe in me as you did before and help fund me.
Thank you in advance for believing in me and please help me.
ANY QUESTION JUST EMAIL ME
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.65%	Starting monthly payment:	$63.68

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1995	Debt/Income ratio:	9%
Credit score:	620-639 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	22	Length of status:	0y 4m
Amount delinquent:	$9,254	Revolving credit balance:	$1,565	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chicagofan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 560-579 (Apr-2008) 620-639 (Sep-2007)
Principal balance:	$1,141.07	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Fifth & Final Attempt
If funded this loan will be used to pay off property taxes.? I am a hard working father of 3 and hope that you will give me another opportunity.? After reviewing my credit reports my credit doesn't seem as bad as it looks.? In 2007 I filed bankruptcy and a lot of the accounts shown as delinquent were included with the bankruptcy.? The bankruptcy has been dismissed and in 2013 alot of my delinquent accounts are set to be removed although I am checking to see if I can get anything removed sooner.?

I am also starting this listing with a gauranteed interest rate and your return will be great on this loan.? I currently have a prosper loan which is set to be paid off next year.? I can't believe it has been almost three years since my first prosper loan and it has been a great experience.

My current income is $1600 per month and my wife also contributes $2000 per month.

My current expenses:

House - 725.55 - Loan has been modified to meet new income levels
Insurance - 178.00
Utilities - 200.00
Prosper Loan - 116.91
Credit Card - 35.00
Food - 400.00
Cable, Phone, Internet - 148.00

Please ask any questions I am more than willing to answer.? Thanks for all the previous bids and any bids on my current listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$240.63

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1979	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,270	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tl262	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-699 (Apr-2008)
Principal balance:	$1,925.51	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Start up needing help!
Purpose of loan:
This loan will be used to?
help start up a small business.
My financial situation:
I am a good candidate for this loan because?
I have shown to be responsible with my previous loan.
Monthly net income: $
5500.00
Monthly expenses: $
??Housing: $1850.00
??Insurance: $220.00
??Car expenses: $440.00
??Utilities: $200.00?
??Phone, cable, internet: $100.00
??Food, entertainment: $100.00
??Clothing, household expenses $250.00
??Credit cards and other loans: $500.00
??Other expenses: $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$207.99

Auction yield range:	11.29% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	40%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,219	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-sushi	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards and should actually lower monthly payments.?

My financial situation:
I am a good candidate for this loan because?I have been employed by the City of Phenix City for nearly 10 years. I like what I am doing there as? Admin. Specialist for Chief of Police, and it is a permanant position.
Monthly net income: $ 1646.25

Monthly expenses: $
??Housing: $ 326.00
??Insurance: $ 50
??Car expenses: $ 130.00
??Utilities: $?150.00??Phone, cable, internet: $ 95.00
??Food, entertainment:400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 234.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1991	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	0y 5m
Amount delinquent:	$520	Revolving credit balance:	$12,843	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	radiant-penny	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my rent & Credit Card Bills
Purpose of loan:
This loan will be used to? Help pay my rent & credit card bills

My financial situation:
I am a good candidate for this loan because?I make every effort to pay all of my bills on time.?

Monthly net income: $ 1,200

Monthly expenses: $
??Housing: $ 225.00
??Insurance: $ 107.00
??Car expenses: $ 50.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $?750.00
er expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$498.50

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1995	Debt/Income ratio:	22%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$189	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-loan-zone	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment
Purpose of loan:
This loan will be used to expand business opportunities by purchasing equipment for the use of engraving and sandblasting items such as glass, stone, wood stocks, etc?

My financial situation:
The only debt I have is a monthly car payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1993	Debt/Income ratio:	14%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,009	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mariaz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-579 (Jan-2008) 640-659 (Jun-2007)
Principal balance:	$1,222.63	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
2nd Time (Never Late) Borrower
Thanks for your consideration!!!

I've been a Perfect Prosper borrower, and due to my great payment status, Prosper invited me to reapply.? My loan is almost paid in full.? I need to perform some necessary repairs on my house.?

PURPOSE OF LOAN:?

House Maintenance
My HVAC unit is in dire need of being replaced, in Arizona, you cannot do without the A/C unit.? Replacing it during the off season will save us $1,000 and I would like to take advantage of the rebates being offered.? My 1st Prosper loan will be paid off in June.? I will use money from savings, and this will be a cushion so?I don't?need to drain the entire account.?

My financial situation:
I have been steadily employed with my current company for?7 years, the previous company 9 years until they shut down.? I earn $40,000 year and my wife earns $55,000.?

My wife has been employed for 2 years with her company as an accountant, and her status with her job is great.
We have 2 children:?8 and 12 years old.

Monthly net income: $ 5800 (with my wife's take home)

Monthly expenses: $
??Housing: $1,062?
? Prosper Loan: $185.82
??Insurance: $?240
??Car expenses: $300?
??Utilities: $345
??Phone, cable, Internet: $320
??Food, entertainment: $1,000
??Clothing, household expenss $380
??Credit cards and other loans: $650
??Child care: $150
The remaining?$1,168.18 for savings, and the unexpected expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.30%	Starting monthly payment:	$49.07

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1984	Debt/Income ratio:	3%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,313	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	silver-slingshot	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Pay Off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$498.50

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1991	Debt/Income ratio:	54%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,123	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bazaar-escalator	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One payment for all my debt
The purpose of this loan:I would like to?combine my auto loan and credit card into one monthly payment. I am currently paying $350.00 a month to the credit card and $310.00 a month?to the car loan. Almost $200.00 a month on the credit card goes to interest. My interest was 9.90%, I did not reply to an opt-out notice and they raised my interest rate to 17.90%. Combining these two loans would able me to be debt free a lot sooner than if I left the balance on the credit card.My financial situation:I am a good candidate for this loan because I keep my credit score at an excellent rating, by paying my bills on time and in full. I have a secure management position in the food industry. I have been in this line of work for over twenty years. I do not have a problem making the two separate payments, I just cannot see giving Capital One two-hundred dollars a month when that was not the original agreement. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2000	Debt/Income ratio:	9%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,393	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-thankful-deal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan
Purpose of loan:
This loan will be used to bridge the gap between now and my year end bonus.

My financial situation:
I am a good candidate for this loan because I have a good monthly income and will be receiving a year end bonus that is expected to be around $100,000 in February.? I graduated Business school from Duke in the spring of 2008 and have been working with Barclays Capital since.? A majority of our pay is in the form of a year end bonus.? I am using this loan to get to this bonus when I will pay it off.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $??200
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$272.24

Auction yield range:	14.29% - 17.29%	Estimated loss impact:	14.76%
Lender servicing fee:	1.00%	Estimated return:	2.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1984	Debt/Income ratio:	44%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	19y 11m
Amount delinquent:	$0	Revolving credit balance:	$56,876	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	reinforced-auction	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt relief 2009
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $300
??Insurance: $?0
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $?75
??Food, entertainment: $125
??Clothing, household expenses $?50
??Credit cards and other loans: $?800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$199.99

Auction yield range:	17.29% - 24.45%	Estimated loss impact:	19.41%
Lender servicing fee:	1.00%	Estimated return:	5.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	43%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$45,445	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dtm1984	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off HIGH rate credit cards!
About Me: I am a single 25 year old who has a great job working at Bank of America, I have been working there for 6 years.? I recently just graduated college and ready to get out of debt!

Explanation of ?Credit: My DTI (debt to income ratio) is high because of those nasty credit cards, which I have cut up!? I have 0 delinquencies or public records.? I always pay on time I just HATE these high rates on the credit cards.? I have moved back in with my parents, which is enabling me not to pay rent to focus on paying off my debt. ? Many people may wonder how I got so much credit card debt.? I paid for college on them.? I know its not the best idea however it got me my job.? I worked during school but had a hard time paying for school. I was also young and dumb when I turned 18 and still paying for it. I'm asking for a chance to prove myself and to get my credit scores up to where they should be. If you bid on my listing I promise that I will not let you or my team down. Making my payments on time will be my top priority each month, I sincerely promise you that and as you can see from my financial details, I will have the money to do it. What I will Do with the Money Loaned to me: $10,000 will consolidate my credit cards into a 3 year payoff plan.

Here are my Monthly Financial Details:
Net income after payroll deductions from all sources: $ 2,560?

Mortgage/Rent: $ 0.00?
Phone: $ 55.00
Gas: $ 100.00
Car Loan and Operating Expenses: $ 475.00
Food: $ 100
Insurance: $ 30
Cable/Internet: $ 0.00? (included with cell phone plan)
Credit cards and loans that won't be paid off with my Prosper loan: $ 500
?-----------------------
?Total Monthly Expenses : $ 1,260

I will have $1,300? left to make the payments on my Prosper loan.

Closing Remarks to Lenders: As you can see, I am just a young guy who wants to focus on paying off his debt.? I have eliminated nearly ALL of my monthly expenses so that I can focus on paying off the debt and staying out of debt.? I have moved back into my parents to eliminate rent, I have a good paying secure job allowing me to pay more now then ever.? I plan to be debt free in 4 years. This will be possible with this loan.? Keep in mind I have NEVER been late on a payment I don?t plan on starting that trend!? This is a good loan with a GREAT return!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1987	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	25y 4m
Amount delinquent:	$1,044	Revolving credit balance:	$5,347	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reformer2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
5240496000236694
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$254.09

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1994	Debt/Income ratio:	24%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	1y 4m
Amount delinquent:	$3,482	Revolving credit balance:	$18,040	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	persistent-truth6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminating my debt
Purpose of loan:
This loan will be used to pay off my high-interest credit cards.? I will not incur further debt on these cards in the future; I have cut up the cards and closed the accounts.? Once these debts are paid, I will have more than enough income to pay off this debt consolidation loan.

My financial situation:
I am a good candidate for this loan because I am regularly employed and I have?met my credit?obligations in a timely manner. My credit score does not accurately convey my good credit history.? My mortgage company is inaccurately reporting delinquency when in fact I am enrolled in their mortgage modification program.

Monthly net income: $ 3,595.15

Monthly expenses: $
??Housing: $ 1356.00????
??Insurance: $ 50.00
??Car expenses: $ 268.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2001	Debt/Income ratio:	19%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bid-chomper	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Financial Burden
Purpose of loan:
This loan will be used to pay for back rent on an apartment that I co-signed for my brother. The rent is two months beyond and my credit hangs in the balance.

My financial situation:
I am a good candidate for this loan because I live at home and don't have a lot of expenses.? I will be able to pay it back in a timely fashion.

Monthly net income: $1,950

Monthly expenses: $
??Housing: $
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$94.97

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1999	Debt/Income ratio:	22%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,284	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cx82807	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Medical Expense
Purpose of loan:
This loan will be used to pay my medical expense. I am 41 years old, I am doing IVF, a procedure to help me get pregnant. It costs about 12,000. I do have savings, but it is not enough. I cannot wait until I have enough savings because time is not on my side. I need a personal loan.?

My financial situation:
I am a good candidate for this loan because I have excellent credit. I pay all my bills on time. I pay off almost all my credit card bills every month. I work full time, I am very good at managing expense, I should be able to repay it in short period of time. But I need a little help. Will you give me a helping hand? Thank you adance for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.63%	Starting borrower rate/APR:	29.63% / 32.00%	Starting monthly payment:	$211.25

Auction yield range:	17.29% - 28.63%	Estimated loss impact:	36.17%
Lender servicing fee:	1.00%	Estimated return:	-7.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1997	Debt/Income ratio:	10%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	22	Length of status:	5y 3m
Amount delinquent:	$22,062	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ouleye	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 86% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 14% )	640-659 (Jan-2008)
Principal balance:	$1,450.29	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Bying Real State
Purpose of loan:
This loan will be used to purchase a single family home to rehab and sell

My financial situation:
I am a good candidate for this loan because I am a real state investor who?just started out in the business and have the knowledge needed to make this deal work

Monthly net income: $ 5880

Monthly expenses: $ 3042
??Housing: $ 2075
??Insurance: $ 100
??Car expenses: $ 188
??Utilities: $ 150
??Phone, cable, internet: $ 59
??Food, entertainment: $ 150
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 90
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$111.22

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1987	Debt/Income ratio:	8%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$62,040	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	affluence-maple	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay down one credit card. I would like to use this as an opportunity to try out the process and reduce my overall credit. Over the past 6 months, I have paid down my unsecured debt by $5k and my real estate loans by $4.6K

My financial situation: is fair. I would like to reduce my debt to free up cash for emergencies and unforseen rental repairs.
I am a good candidate for this loan because I have changed my spending habits and have reduced my overall spending and I will be debt free.

Monthly net income: $ 10,000 (not including rental income)

Monthly expenses: $ still working on this,
??Housing: 1100 (primary residence)
??Insurance: $175/mo
??Car expenses: 700/month - to be reduced to $350/month in June 2010
??Utilities: $80/mo
??Phone, cable, internet: $150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.90%	Starting borrower rate/APR:	13.90% / 16.06%	Starting monthly payment:	$307.16

Auction yield range:	4.29% - 12.90%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	48%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$548,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LVHomeHelper	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Affordable housing remodels
Purpose of loan:
This loan will be used to?upgrade/expand existing low-cost rental units.

My financial situation:is good. All debts are covered, this money would allow me to improve these units sooner.
I am a good candidate for this loan because?I pay all my debts on-time, have done so for 30 years. Eventually expect to find longer term financing for these projects. Most of the revolving debt (450k)?is mortgage backed credit lines.

Monthly net income: $ 14500

Monthly expenses: $ 1200
??Housing: $2800
??Insurance: $200
??Car expenses: $450
??Utilities: $250
??Phone, cable, internet: $180
??Food, entertainment: $800
??Clothing, household expenses $350
??Credit cards and other loans: $7000
??Other expenses: $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$279.97

Auction yield range:	11.29% - 12.50%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	48%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$32,521	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	generosity-zebra3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off CC bills, physician
This loan will be used for debt consolidation. I have too many cc's and would like to consolidate them into one payment. I am currently a physician doing my training in pediatrics. I have medical school loans outstanding but those are in deferment. I own my house. In July of 2010 I will finally be done with residency and will have a full physician income and therefore making payments will be very easy. Also as a physician, I definitely value my credit score. Undortunately right now my credit score is low because(because of the economy) all my credit cards in the last 6 months decided to lower my credit limit to barely above my balance at the time was (essentially ruining my balance/avail credit ratio). My current income is around 50,000 a year (pre-tax.) After graduating residency in a little over 6 months, I will make at least triple that, in the 150k range. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,730	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-encourager	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up with some bills
Purpose of loan:
This loan will be used to help catch up with some bills

My financial situation:
I am a good candidate for this loan because? I have a stable job as a special education teacher.? I also have a weekend respite job, working with students with disabilities.? I also started in home training for students with special needs

Monthly net income: $ 2800 teaching- 1000-2000 respite, just started in home training but pays 25 hr.

Monthly expenses: $
??Housing: $ 1465 split with fiance
??Insurance: $ 102
??Car expenses: $ 425
??Utilities: $ 300
??Phone, cable, internet: $ 169
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 400 month for daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1986	Debt/Income ratio:	13%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	44	Length of status:	10y 10m
Amount delinquent:	$14,515	Revolving credit balance:	$7,545	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	49	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Investor2	Borrower's state:	Georgia	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 59% )	740-759 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	13 ( 35% )	820-839 (May-2006)
Principal balance:	$0.00	1+ mo. late:	2 ( 5% )
Total payments billed:	37
Description
Pay off High Interest Credit Card
Need this loan to pay off a credit card? balance and avoid escalating variable? high interest rate.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1985	Debt/Income ratio:	36%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	19y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,688	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-bright-loan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1997	Debt/Income ratio:	15%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,404	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FutureLenderEC	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-739 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Reinvest in Prosper
I'm a current lender in Prosper and will use this loan to re-invest. This will be my second loan. The first loan was paid in full. This is a LOW RISK loan for any lender.

I'm still employed and making close to 60K/year. I own an eBay business and currently have plenty of money in my 401K.

Thank you for your bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2003	Debt/Income ratio:	89%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	p2ploan-tamarack	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$749	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cosmos740	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2009) 660-679 (Aug-2008)
Principal balance:	$2,116.10	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help pay for Granddaughter Wedding
Purpose of loan: This loan will be used to? Help pay for my Granddaughter's Wedding. I am hoping to pay for the Reception Hall and their honeymoon. I would use part of the money to pay off my other Prosper loan-so I will only have one monthly payment for it all.

My financial situation:
I am a good candidate for this loan because? I am very responsible and pay my bills before I do anything else. I work hard & have had a $4,000.00 annual increase in my pay since my pevious loan. I have my monthly Prosper payments withdrawn automatically from my account. I love my job & have been there over 10 yrs & am a sure thing.

Monthly net income: $ 2700

Monthly expenses: $?1100
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 135
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 125
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 125
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.04%	Starting borrower rate/APR:	23.04% / 25.32%	Starting monthly payment:	$232.38

Auction yield range:	8.29% - 22.04%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1991	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,639	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	restless-social	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lowering my auto payment by $400/mo
Purpose of loan:
This loan will be used to?Purchase a Chrysler Town and Country Van.? I Curently have a Honda?Odyssey and pay $615.00 per month.? It puts a lot of pressure on the family to keep paying so much per month when I could get this other?van with all the same features and save at least $400.00 per month.? I am selling the honda and currently have it listed on three websites.? It does not make since for me to trade it in at this time.? If I sell it myself I can get at least Payoff for it.? But i need to go ahead and have something?else to drive and this Chrysler is?a great van at a great price.?

My financial situation:
I am a good candidate for this loan because? I have never missed a vehicle loan payment in 15 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1984	Debt/Income ratio:	22%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	2y 2m
Amount delinquent:	$1,216	Revolving credit balance:	$61,194	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	delectable-ore	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of credit cards
Purpose of loan:
This loan will be used to pay off store credit cards.?

My financial situation:
I am a good candidate for this loan because in less than 30 days i will be able to pay it all back?

Monthly net income: $ 5,000

Monthly expenses: $ 4,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1999	Debt/Income ratio:	43%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$591	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	admirable-asset	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off payday loans & credit cards
Purpose of loan:
This loan will be used to pay off all payday loans, I'm being charged with too many fees and I want to pay them all off and get it over with.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I want to be debt free

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 192
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 160
??Food, entertainment: $?80
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 371
??Other expenses: $ 366
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$818.94

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1986	Debt/Income ratio:	27%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$767	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	caring-loan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major Dental Work Needed
Purpose of loan:
This loan will be used to do some much needed?dental work to improve my quality of life.? It is being done at a Dental School which reduces the cost greatly.? Unfortunately there is no form of financing available and they require payment upfront.??
My financial situation:
I am a good candidate for this loan because? I am a hospiital administrator at a Veterinary Hospital and have been in this field for 23 years.?? I have job security?and can pay between?$900 and $1000 per month.? I have some cash put away but would rather not deplete that resource. I would also prefer not to put this amount?on a credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,377	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	the-duty-tranquility	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off cards and loans
Purpose of loan:
This loan will be used to?
pay off credit cards and loans at lower APR to gain ,lower my month bills.
My financial situation:
I am a good candidate for this loan because?
We are very hard working couple and are?in need of some help before we get in?trouble. before we on a nother job, we work in chemical plants doing contruction. and make 125,000 in a year but just waiting for the job to start.?
Monthly net income: $
2500
Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 500
??Car expenses: $ 1000
??Utilities: $ 0
??Phone, cable, internet: $ 150
??Food, entertainment: $400
??Clothing, household expenses $0
??Credit cards and other loans: $?1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	51	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$60,772	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	careful-durability6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Launched new business
Purpose of loan:
This loan will be used to provide short term liquidity to company while awaiting long term operating capital.? Credit cards and credit were used to finance a $5mm business that was previewed on Bloomberg on 11/20/2009. Business designed to help borrowers stay in home by buying delinquent mortgages/rehabilitating credit and refinancing to FHA/FNMA/FHLMC or other.

My financial situation:
I am a good candidate for this loan because I have real estate holdings, ownership interests in several business partnerships and a long history of repayment of credit. Loan helps with short term liquidity needs by paying off some credit. Salary as managing partner of business $200K + significant equity split. My credit was used to finance the purchase of?a firm when banks would not lend to a small business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2006	Debt/Income ratio:	73%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$548	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	unafraid-funds5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up capital for a business
Purpose of loan:
This loan will be used to??? assist in the start up capital for a small financial investment group.

My financial situation:
I am a good candidate for this loan because?? I have the ability to repay it.

Monthly net income: $? 1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 40
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.18%	Starting borrower rate/APR:	23.18% / 25.46%	Starting monthly payment:	$349.23

Auction yield range:	17.29% - 22.18%	Estimated loss impact:	26.26%
Lender servicing fee:	1.00%	Estimated return:	-4.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2006	Debt/Income ratio:	149%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$885	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	poliguy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-619 (Nov-2007)
Principal balance:	$986.63	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying for college
I am finishing up my second to last semester of college and need a loan to register for classes for the last semester of my senior year so I can graduate in the spring. If I cannot secure the money required for this semester I will have to delay my graduation for another year. I have taken a loan out through prosper before and have not missed a single payment. I have more than enough monthly income to make this loan payment and pay for my other expenses too. I always keep prosper payment top priority though.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1993	Debt/Income ratio:	104%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,605	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	affluence-atlantis	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan
Purpose of loan:
This loan will be used to?
Paying off high inerest loans that were origianly taken to "get buy" while our youngest son was in the hospital.

My financial situation:
I am a good candidate for this loan because?
We have never missed a payment on any loan and have always payed on time.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 459.00
??Insurance: $ 156.00
??Car expenses: $ 556.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.64%	Starting borrower rate/APR:	22.64% / 24.91%	Starting monthly payment:	$385.22

Auction yield range:	8.29% - 21.64%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1994	Debt/Income ratio:	16%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$84,173	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	five-star-note	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying out a real estate partner
Purpose of loan:
This loan will be used to buy out a partner of mine on an investment property. I bought the house three years ago with my then girlfriend (now wife), and this other partner. The house has always been profitable, and we have taken distributions monthly, but now he is leaving town, and just wants his cash back. The house has two units, both rented, and rents are expected to go up in one month. This has been a great investment for us, and our partner is offering us a hell of a deal, so we'd like to take him up on his offer. Also, I plan to refinance in January, so the mortgage payments should go down. Regardless, this is a tight investment. The property is just a few blocks from the metro station in DC in an area that is quickly developing.

My financial situation:
I am a good candidate for this loan because I take my finances very seriously, and there is absolutely no way this loan will go unpaid. I have a regular job, multiple rental properties all generating income in addition to this one this one (not included in my listed income as it is verifiable through deposits and leases, not W2 as required). I will pay this off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$664.67

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1985	Debt/Income ratio:	29%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$37,397	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	well-rounded-return1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards.? Sure I'm only paying 3%, but the banks are playing games with the minimum payment.? I was paying $650 ($275 & $350) on two Chase cards, and then they decided to raise the minimum payment on one of the cards from $275 to $600.? That makes the total monthly payment of $950 for $25,000.? I decided not to play their game anymore, and just get a fixed loan with a definite end date.

My financial situation:
I am a good candidate for this loan because I have never missed a payment, and have never had late payments except for automated bill pay errors, or credit card companies changing their due dates or minimums.? I own a home, and make good money.? I just need to stay on top of the situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$68.74

Auction yield range:	8.29% - 21.00%	Estimated loss impact:	8.49%
Lender servicing fee:	1.00%	Estimated return:	12.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2007	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$887	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-happy-vigilance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing In My Future
Purpose of loan:
This loan will be used to help finance me through my last year of college. With the CA deficit and tuition increase, I don't have enough money to pay for tuition, class materials and housing/utilities. This loan will help reassure me that I will be financially stable while I'm in school so I don't have to worry about money issues. Even though my rating is low, I am using this loan to further my education - to invest in my future and my future career. If my experience with Prosper ends up well, I intend to participate in Prosper as a lender in the future, to help future students like me who are stuck on their way to furthering their education because I know how much every single dollar counts in their education. Thank you very much.

My financial situation:
I am a good candidate for this loan because I am your normal everyday college student going through financial problems while in school and with my parents unable to support me, I am in dire need for a loan!! Since I am in my last year of college, I will be more dedicated and focused on finishing on time. I would be very grateful for this loan which will help provide for my remainder time.

Monthly net income: $ 1,300

Monthly expenses: $
??Housing: $ 450/month
??Insurance: $
??Car expenses: $
??Utilities: $ 80/month
??Phone, cable, internet: $ 30/month
??Food, entertainment, clothing, household expenses ~$300-400/month
??Credit cards and other loans: ~$ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1999	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	29	Length of status:	2y 6m
Amount delinquent:	$885	Revolving credit balance:	$4,834	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thoughtful-contract3	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Usng funds for home repairs.
Thisi is my 3rd loan requet posted.? I am requesting just $1600 this time. I would like to have this loan completed sometime before November 4th. This loan willend as soon as the loan amount is reached, Thanks for your help.

Purpose of loan:
This loan will be used to do some home repairs at my mothers home.?

My financial situation:
I am a good candidate for this loan because I?am financially responsible and I am trying to get back on my feet after my?divorce.?

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $? 300
??Car expenses: $? 500
??Utilities: $? 0
??Phone, cable, internet: $? 100
??Food, entertainment: $? 200
??Clothing, household expenses $? 300
??Credit cards and other loans: $? 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	24%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,995	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intuitive-loyalty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my debts
Purpose of loan:
This loan will be used to consolidate my bills.? I want to pay off my car and credit cards and just make one monthly payment.

My financial situation:
I am a good candidate for this loan because I have a stable job and will be able to pay off the loan in a short period of time.?

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 830
??Insurance: $ 0.00
??Car expenses: $ 300.00
??Utilities: $ 250.00
??Phone, cable, internet: $?70.00?
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 600.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$365.04

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1985	Debt/Income ratio:	21%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$16,687	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pound-nexus	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? paying off my Home Depot credit card, current interest rate of debt 25.99% and paying off a Wells Fargo car loan current interest rate 15.99%.

My financial situation:
I am a good candidate for this loan because? I am a responsible party that pays all of my debt on time every month.? But since the interest rate for these two credit cards/loan are so high the interest rate keeps accumulating and is hard to pay them off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.32%	Starting borrower rate/APR:	28.32% / 30.94%	Starting monthly payment:	$62.30

Auction yield range:	11.29% - 27.32%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2008	Debt/Income ratio:	14%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$233	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	priceless-dedication6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting through College
Purpose of loan:
This loan will be used to help my wife and I pay for our books through college.?

My financial situation:
I am a good candidate for this loan because I recently separated from the Air Force and did not receive my G.I.?Bill and would like a chance to make my life better for my wife and our future family.

Monthly net income: $ 900

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 162
??Car expenses: $ 269
??Utilities: $ 0
??Phone, cable, internet: $ 116
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.